                                                                   EXHIBIT 10.11

================================================================================




                             STAR GAS PROPANE, L.P.



                                  $11,000,000
               7.17% First Mortgage Notes due September 15, 2010

                    (Private Placement Number:  85513@ AB 5)
                                                -----------



                           -------------------------

                                 NOTE AGREEMENT

                           -------------------------



                          Dated as of January 22, 1998




================================================================================

                      TABLE OF CONTENTS


Section                                                 Page

1. AUTHORIZATION OF NOTES................................ 1

2. SALE AND PURCHASE OF NOTES............................ 1

3. CLOSING............................................... 1

4. CONDITIONS TO CLOSING................................. 2

   4.1.   Representations and Warranties................. 2
   4.2.   Performance; No Default........................ 2
   4.3    Compliance Certificates........................ 2
   4.4.   Opinions of Counsel............................ 2
   4.5.   Legal Investment............................... 3
   4.6.   Trust Agreement................................ 3
   4.7.   Security Documents............................. 3
   4.8.   Recordation; Taxes, etc.  ..................... 4
   4.9.   Operative Agreements........................... 4
   4.10.  Confirmation of Parity Debt; Etc............... 4
   4.11.  Proceedings and Documents...................... 5
   4.12.  Insurance Broker's Certificate................. 5
   4.13.  Payment of Closing Fees........................ 5
   4.14.  Private Placement Number....................... 5

5. REPRESENTATIONS AND WARRANTIES, ETC. OF THE COMPANY... 5

   5.1.   Organization, Standing, etc.................... 5
   5.2.   Partnership Interests.......................... 6
   5.3.   Qualification.................................. 6
   5.4.   Business; Financial Statements................. 6
   5.5.   Changes, etc................................... 7
   5.6.   Tax Returns and Payments....................... 7
   5.7.   Indebtedness................................... 7
   5.8.   Transfer of Assets and Business................ 8
   5.9.   Litigation, etc................................ 8
   5.10.  Compliance with Other Instruments, etc......... 9
   5.11.  Governmental Consent........................... 9
   5.12.  Offer of Notes................................. 9
   5.13.  Use of Proceeds............................... 10
   5.14.  Federal Reserve Regulations................... 10
   5.15.  Investment Company Act........................ 10
   5.16.  Public Utility Holding Company Act; Federal
          Power Act..................................... 10
   5.17.  ERISA......................................... 10
   5.18.  Environmental Matters......................... 12
   5.19.  Foreign Assets Control Regulations, etc....... 13

   5.20.  Disclosure.................................... 13
   5.21.  Chief Executive Office........................ 14

6. PURCHASER'S REPRESENTATIONS; SOURCE OF FUNDS......... 14

7. ACCOUNTING; FINANCIAL STATEMENTS AND OTHER
   INFORMATION.......................................... 16

8. INSPECTION........................................... 22

9. PREPAYMENT OF NOTES.................................. 23

   9.1.  Required Prepayments of the Notes.............. 23
   9.2.  Optional Prepayments of the Notes with Make
         Whole Amount................................... 23
   9.3.  Contingent Prepayments on Disposition of
         Property....................................... 23
   9.4.  Prepayment on Taking or Destruction............ 24
   9.5.  Notice of Prepayments; Officers' Certificate... 24
   9.6.  Allocation of Partial Prepayments.............. 25
   9.7.  Maturity; Surrender, etc....................... 25
   9.8.  Acquisition of Notes........................... 25

10.     BUSINESS AND FINANCIAL COVENANTS OF THE COMPANY. 25

   10.1.   Indebtedness................................. 25
   10.2.   Liens, etc................................... 29
   10.3.   Investments, Guaranties, etc................. 32
   10.4.   Restricted Payments.......................... 35
   10.5.   Transactions with Affiliates................. 35
   10.6.   Subsidiary Stock and Indebtedness............ 35
   10.7.   Consolidation, Merger, Sale of Assets, etc... 36
   10.8.   Partnership or Corporate Existence, etc.;
           Business..................................... 41
   10.9.   Payment of Taxes and Claims.................. 42
   10.10.  Compliance with ERISA........................ 42
   10.11.  Maintenance of Properties; Insurance......... 43
   10.12.  Operative Agreements; Security Documents..... 44
   10.13.  Chief Executive Office....................... 44
   10.14.  Recordation.................................. 44
   10.15.  Information Required by Rule 144A............ 45
   10.16.  Covenant to Secure Notes Equally............. 45
   10.17.  Compliance with Laws......................... 45
   10.18.  Further Assurances........................... 45
   10.19.  Subsidiaries................................. 46
   10.20.  Rating....................................... 48
   10.21.  Accounting Changes........................... 48
   10.22.  Certain Real Property........................ 48
   10.23.  Sale and Lease-Back Transactions............. 49

   10.24.  Acquisitions................................. 49
   10.25.  Impairment of Security Interests............. 50
   10.26.  Limitation on Restrictions on Subsidiary
           Dividends, etc............................... 50
   10.27.  No Other Negative Pledges.................... 50
   10.28.  Sales of Receivables......................... 50
   10.29.  Fixed Price Supply Contracts; Certain
           Policies..................................... 50
   10.30.  Certain Operations........................... 51
   10.31.  Independent Corporate Existence.............. 51
   10.32.  Damage, Destruction, Taking, Etc............. 53

11.     EVENTS OF DEFAULT; ACCELERATION................. 53

12.     REMEDIES ON DEFAULT; RECOURSE, ETC.............. 58

13.     DEFINITIONS..................................... 58

14.     REGISTRATION, TRANSFER AND SUBSTITUTION OF
        NOTES........................................... 78
   14.1.  Note Register; Ownership of Notes............. 78
   14.2.  Transfer and Exchange of Notes................ 78
   14.3.  Replacement of Notes.......................... 79
   14.4.  Notes Held by Company, etc., Deemed Not
          Outstanding................................... 79

15.     PAYMENTS ON NOTES............................... 79
   15.1.  Place of Payment.............................. 79
   15.2.  Home Office Payment........................... 80

16.     EXPENSES, INDEMNIFICATION, ETC.................. 80

17.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES...... 83

18.     AMENDMENTS AND WAIVERS.......................... 83

19.     NOTICES, ETC.................................... 84

20.     REPRODUCTION OF DOCUMENTS....................... 84

21.     ADJUSTMENT OF INTEREST RATE..................... 85

22.     MISCELLANEOUS................................... 85

23.     SUBMISSION TO JURISDICTION...................... 85

24.     WAIVER OF JURY TRIAL............................ 86

25.     GOVERNING LAW................................... 86

       Schedule A     --   Schedule of Purchasers

       Schedule 5.2   --   Subsidiaries and Investments

       Schedule 5.4(b) --  Financial Statements

       Schedule 5.7   --   Indebtedness

       Schedule 5.18  --   Environmental Matters

       Schedule 10.2  --   Liens

       Schedule 10.31 --   Schedule on Corporate Matters

       Schedule 13    --   Restricted Subsidiaries

       Exhibit A      --   Form of Note

       Exhibit B1     --   Form of Opinion of Company Counsel

       Exhibit B2     --   Form of Opinion of Debevoise & Plimpton

       Exhibit C      --   Form of Subordination Provisions

       Exhibit D      --   Form of Confirmation of Parity Debt

                             STAR GAS PROPANE, L.P.
                              2187 Atlantic Street
                              Stamford, Ct. 06902

               7.17% First Mortgage Notes due September 15, 2010


                                                    Dated as of January 22, 1998


TO THE NORTHWESTERN MUTUAL
  LIFE INSURANCE COMPANY

Dear Purchaser:

          Star Gas Propane, L.P., a Delaware limited partnership (the "Company"), hereby agrees with you as follows:

SECTION 1.      AUTHORIZATION OF NOTES.

          The Company will authorize the issue and sale of $11,000,000 aggregate principal amount of its 7.17% First Mortgage Notes due September 15, 2010 (the "Notes", such term to include any Notes issued in substitution therefor or replacement thereof pursuant to Section 14). The Notes shall be sub stantially in the form of Exhibit A, with such changes therefrom, if any, as may be approved by you and the Company. Certain capi talized terms used in this Agreement are defined in Section 13; references to a "Section" or a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Section of this Agreement or to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.      SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name for purchase by you at the Closing in Schedule A, at the purchase price of 100% of the principal amount thereof.

SECTION 3.      CLOSING.

          The sale of the Notes to you shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, at 10:00 a.m., New York City time, at a closing (the "Closing") on January 26, 1998, or such later date as may be agreed upon by the Company and you. At the Closing, the Company will deliver to you Notes in the principal amount to be purchased by you, in the form of a single Note (or such greater number of Notes as you may request), each dated the date of the Closing and registered in your name (or in the name of your nominee as indicated in Schedule A), against payment of the purchase price therefor by transfer of immediately available funds to the Company, or as otherwise directed by the Company in writing, on the date of the Closing. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3 or if any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.      CONDITIONS TO CLOSING.

          Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

          4.1.  Representations and Warranties.  The representations and
                ------------------------------
warranties of the Company and its Affiliates contained in this Agreement, the other Operative Agreements, and those otherwise made in writing by or on behalf of the Company or any Affiliate of the Company in connection with the transactions contemplated by this Agreement, shall be true and correct when made and at the time of the Closing, except as affected by the consummation of such transactions.

          4.2.  Performance; No Default.  Each of the Company and its Affiliates
                -----------------------
shall have performed and complied with all agreements and conditions contained in this Agreement or any other Operative Agreement required to be performed or complied with by it prior to or at the Closing, and at the time of the Closing no Event of Default or Potential Event of Default under this Agreement or default by any party under any other Operative Agreement shall have occurred and be continuing.

          4.3.  Compliance Certificates.  You shall have received an Officers'
                -----------------------
Certificates of the Company, dated the date of the Closing and satisfactory in substance and form to you, certifying that the conditions specified in Sections
4.1 and 4.2 have been fulfilled and certifying that no material adverse change has occurred in the financial condition of the Business subsequent to the date of the financial statements delivered pursuant to Section 5.4(c).

          4.4.  Opinions of Counsel.  You shall have received favorable opinions
                -------------------
from (a) Phillips Nizer Benjamin Krim & Ballon LLP, counsel for the Company and
      -
its Affiliates, substantially in the form of Exhibit B1, and  [(b) Debevoise &
                                                                -
Plimpton, your special counsel in connection with the transactions contemplated by this Agreement, substantially in the form of Exhibit B2, and in each case covering such other matters incident to such transactions as you may reasonably request, each addressed to you, dated the date of the Closing and otherwise reasonably satisfactory in substance and form to you. The Company hereby directs its counsel referred to in clause (a) of this Section 4.4 to deliver to you such opinions and letters to be delivered by it and authorizes you to rely thereon.

          4.5.  Legal Investment.  On the date of the Closing your purchase of
                ----------------
Notes shall be permitted by the laws and regulations of each jurisdiction to which your investments are subject, but without recourse to provisions (such as section 1404(b) or 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies in securities not otherwise legally eligible for investment. If requested by you by prior written request to the Company, you shall have received, at least five Business Days prior to the Closing, an Officers' Certificate of the Company certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

          4.6.  Trust Agreement.  The Company, the General Partner and the
                ---------------
Trustee shall have duly authorized, executed and delivered the Trust Agreement. The Trust Agreement shall be in full force and effect and shall constitute the valid and binding obligation of the Company, the General Partner and the Trustee and no default on the part of the Company or the General Partner shall exist thereunder.

          4.7.  Security Documents.  (a)  The General Partner,  the Company and
                ------------------
the Restricted Subsidiaries shall have duly authorized, executed and delivered the Mortgages relating to the Mortgaged Property located in Connecticut, Indiana, Kentucky, Maine, Massachusetts, Michigan, New Jersey, New York, Ohio, Pennsylvania and Rhode Island. Each Mortgage shall be in full force and effect and shall (a) constitute the valid and binding obligation of the General
           -
Partner, the Company and the Restricted Subsidiaries and (b) constitute a valid
                                                          -
first mortgage lien of record on the real property and all other interests described therein which may be subjected to a mortgage lien, subject only to Permitted Encumbrances, and (ii) constitute a valid assignment of, and create a
                             --
valid, presently effective security interest of record in, equipment and all other interests (other than real property interests) described therein, subject to no prior security interest in any such property other than as specifically permitted therein, and no default on the part of the General Partner, the Company or any Restricted Subsidiary shall exist thereunder.

          (b) Each of the Security Documents shall have been duly authorized, executed and delivered by each of the Company and/or its Affiliates party thereto, shall be in full force and effect and shall (a) constitute the valid
                                                      -
and binding obligation
of each such party and (b) constitute a valid assignment of, and create a valid,
                        -
presently effective security interest of record in, property covered by such Security Document and all other interests described therein, subject to no prior security interest in any such personal property other than as specifically permitted therein, and no default on the part of any such party shall exist thereunder.

          4.8.  Recordation; Taxes, etc.  The Conveyance Agreements referred to
                -----------------------
in clause (b) of the definition of such term and the Mortgage(s), the Company Security Agreement and the Partners Security Agreement, or proper notices, statements or other instruments in respect thereof, covering all or substantially all of the Assets covered by such Conveyance Agreements and such Security Documents, shall have been duly recorded, published, registered and filed, and all other actions deemed necessary by your special counsel shall have been duly performed or taken, in such manner and in such places as is required by applicable law (a) to convey to the Company record and beneficial ownership
                   -
of the Assets  purported to be conveyed by such Conveyance Agreements and (b) to
                                                                           -
establish, perfect, preserve and protect the rights and first priority liens and security interests purported to be granted by each such Security Document to the Trustee with respect to the Assets for the benefit of the holders of the Notes and their respective successors and assigns, and all taxes, fees and other charges then due in connection with the execution, delivery, recording, publishing, registration and filing of such documents or instruments and the sale, transfer and delivery of the Notes shall have been paid in full.

          4.9.  Operative Agreements.  Each of the Operative Agreements shall
                --------------------
have been duly authorized, executed and delivered by the respective parties thereto, in form and substance satisfactory to you, shall be in full force and effect, and shall constitute the legal, valid and binding obligations of the respective parties thereto, and all actions required to be performed or taken thereunder on or prior to the date of the Closing shall have been duly taken and no default or accrued right of termination on the part of any of the parties thereto shall exist thereunder as of the date of the Closing, and you shall have received a fully executed original, or a true and correct copy, of each such document.

          4.10. Confirmation of Parity Debt; Etc.
                --------------------------------

          (a) The Company, the General Partner, the Restricted Subsidiaries party to the Company Security Agreement, the Public Partnership, the Banks, the Administrative Agent under the Bank Credit Facilities, the Documentation Agent under the Bank Credit Facilities, the holders of the 1995 Notes and the Trustee shall have duly authorized, executed and delivered the Confirmation of Parity Debt confirming that the Notes constitute

Parity Debt under the Bank Credit Facilities, the 1995 Note Agreements and the Security Documents, and such Confirmation of Parity Debt shall be in full force and effect.

          (b) The conditions specified in Section 10.2(i) of the 1995 Note Agreements and Section 6.02(h) of the Bank Credit Facilities have been fulfilled and you shall have received such evidence as you may reasonably request (including copies of the certificates and opinions required by such Sections) demonstrating fulfillment of such conditions.

          4.11. Proceedings and Documents.  All proceedings in connection with
                -------------------------
the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

          4.12.  Insurance Broker's Certificate.  Insurance complying with the
                 ------------------------------
provisions of Section 15 of the Mortgages shall be in full force and effect and you shall have received a certificate from Weeks & Calloway or such other independent insurance brokers or consultants as shall be reasonably satisfactory to you, dated the date of the Closing.

          4.13.Payment of Closing Fees.  The Company shall have paid the fees
               -----------------------
and disbursements required by Section 16 to be paid by the Company on the date of the Closing.

          4.14.  Private Placement Number.  The Company shall have obtained for
                 ------------------------
the Notes a Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

SECTION 5.      REPRESENTATIONS AND WARRANTIES, ETC. OF THE COMPANY.

          Each of the General Partner and the Company represents and warrants that:

          5.1.  Organization, Standing, etc.  The Company is a limited
                ---------------------------
partnership duly organized, validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act and has all requisite partnership power and authority to own and operate its properties (including, without limitation, the Assets), to conduct its business as described in the Registration Statement, to enter into this Agreement and the other Operative Agreements to which it is a party, to issue and sell the Notes and to carry out the terms of this Agreement, such other Operative Agreements and the Notes. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to conduct its business as described in the Registration Statement, to enter into and carry out the terms of this Agreement and the other Operative Agreements to which it is a party, and to execute and deliver as the general partner of the Company this Agreement and the other Operative Agreements to which the Company is a party and the Notes.

          5.2.  Partnership Interests.  The only general partner of the Company
                ---------------------
is the General Partner, which owns a 1.0101% general partner interest in the Company. The only limited partner of the Company is the Public Partnership, which owns a 98.9899% limited partner interest in the Company acquired. The Company does not have any other partners. Except as disclosed in Schedule 5.2, the Company does not have any Subsidiaries or any Investments in any Person (other than Investments of the types described in Section 10.3(a)).

          5.3.  Qualification.  The Company is duly qualified or registered and
                -------------
is in good standing as a foreign limited partnership for the transaction of business, and the General Partner is qualified or registered and is in good standing as a foreign corporation for the transaction of business, in Connecticut, Illinois, Indiana, Kentucky, Maine, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island and West Virginia which are the only jurisdictions in which the nature of their respective activities or the character of the properties they own, lease or use makes such qualification or registration necessary and in which the failure so to qualify or to be so registered would have a Material Adverse Effect. Each of the General Partner and the Company has taken all necessary partnership or corporate action to authorize the execution, delivery and performance by it of this Agreement, the Notes and each other Operative Agreement to which it is a party. Each of the General Partner and the Company has duly executed and delivered each of this Agreement, the Notes and the other Operative Agreements to which it is a party, and each of them constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

          5.4.  Business; Financial Statements.  (a)  The Company has delivered
                ------------------------------
to you complete and correct copies of (i) the Registration Statement and (ii) a
                                       -                                  --
memorandum , draft dated December 12, 1997, prepared by A.G. Edwards & Sons, Inc. for use in connection with the Company's private placement of the Notes (the "Memorandum"). The financial statements and schedules included in the Registration Statement (other than with respect to pro forma matters) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the corporation or partnership to which they relate as of the respective dates specified and the results of their operations and cash flows for the respective periods specified.

          (b) The Company has delivered to you copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.4(b). All of said financial statements (including the related schedules and notes) fairly present in all material respects the financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

          5.5.  Changes, etc.  Except as contemplated by this Agreement, the
                ------------
other Operative Agreements, the Registration Statement or the Memorandum, subsequent to the respective dates as of which information is given in the Registration Statement or the Memorandum, the Company and its Affiliates have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not in the ordinary course of business, no events have occurred, which individually or in the aggregate, could have a Material Adverse Effect, and there has not been (a) any Restricted Payment of
                                                 -
any kind declared, paid or made by the Company or the General Partner (other than those referred to in Section 5.13 and intercompany transfers from the General Partner to Petro in the ordinary course of business and of the nature of such transfers historically made by the General Partner to Petro prior to the initial filing of the Registration Statement) or (b) any incurrence of
                                                  -
Indebtedness under the Bank Credit Facilities.

          5.6.  Tax Returns and Payments.  Each of the Company and its
                ------------------------
Affiliates has filed all tax returns required by law to be filed by it and has paid all taxes, assessments and other governmental charges levied upon it or any of its properties, assets, income or franchises which are due and payable, other than those which are not past due or are presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provisions, if any, as shall be required by GAAP have been made. The Company is a limited partnership not subject to taxation with respect to its income or gross receipts under applicable federal laws.

          5.7.  Indebtedness.  Other than the Indebtedness represented by the
                ------------
Notes and the Indebtedness listed in Schedule 5.7, neither the Company nor the General Partner has any secured or unsecured Indebtedness outstanding. No instrument or agree-ment to which the Company or, other than Section 6.6(g) of the MLP Agreement, the General Partner is a party or by which the Company or the General Partner is bound or which is applicable to the Company or the General Partner (other than this Agreement and the Bank Credit Facilities) contains any restrictions on the incurrence by the Company or the General Partner of additional Indebtedness.

          5.8.  Transfer of Assets and Business.  (a)  The Company is in
                -------------------------------
possession of and operating in compliance in all respects with all franchises, grants, authorizations, approvals, licenses, permits, easements, rights-of-way, consents, certificates and orders required to own, lease or use its properties and to permit the conduct of the Business as now conducted and proposed to be conducted, except for those franchises, grants, authorizations, approvals, licenses, permits, easements, rights-of-way, consents, certificates and orders (collectively, "Permitted Exceptions") (i) which are not required at this time
                                        -
and are routine or administrative in nature and are expected in the reasonable judgment of the General Partner to be obtained or given in the ordinary course of business after the date of the Closing, or (ii) which, if not obtained or
                                               --
given, would not, individually or in the aggregate, have a Material Adverse Effect.

          (b) The Company has (i) good and marketable title to the portion of
                               -
the Assets constituting real property owned in fee simple by the Company, (ii)
                                                                           --
good and valid leasehold interests in the portion of the Assets constituting real property and leased by the Company and (iii) good and sufficient title to
                                             ---
the portion of the Assets constituting personal property for the use and operation of such personal property as it has been used in the past and as it is proposed to be used in the Business, in each case subject to no Liens except Permitted Encumbrances. The Assets are all of the assets and properties necessary to enable the Company to conduct the Business and include all options to purchase or rights of first refusal granted to or for the General Partner with respect to any of the Assets leased by the General Partner. The Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its properties and assets, and all such leases are valid and subsisting and are in full force and effect. Except to perfect and to protect security interests of the character described by Section 10.2, (x) at the time
                                                                -
of the Closing, no effective financing statement under the Uniform Commercial Code which names the Company or the General Partner (with respect to any of the Assets) as debtor, which individually or in the aggregate relates to any part of the Assets, will be on file in any jurisdiction and (y) at the time of the
                                                     -
Closing, neither the Company nor the General Partner (with respect to the Assets) will have signed any effective financing statement (other than financing statements in favor of the Trustee or any effective security agreement, which relates to any part of the Assets, authorizing any secured party thereunder to file any such financing statement, except for financing statements to be executed and filed in connection with the Closing.

          5.9.  Litigation, etc.  There is no action, proceeding or
                ---------------
investigation pending or, to the best knowledge of the Company or the General Partner upon reasonable inquiry, threatened (or any basis therefor known to the Company or the General Partner) which questions the validity of this Agreement, any other Operative Agreement or the Notes or any action taken or to be taken pursuant to this Agreement, any other Operative Agreement or the Notes, or which might have, either in any case or in the aggregate, a Material Adverse Effect.

          5.10.  Compliance with Other Instruments, etc.  Neither the Company
                 --------------------------------------
nor the General Partner (i) is in violation of any term of the Partnership
                         -
Agreement or, in the case of the General Partner, its certificate of incorporation or by-laws, or (ii) is in violation of any term of any other
                              --
agreement or instrument to which the Company or the General Partner is a party or by which either of them or any of their properties is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which, in the case of clause
(ii), would have a Material Adverse Effect; the execution, delivery and performance by each of the General Partner and the Company of this Agreement and the other Operative Agreements to which it is a party and the Notes will not result in any violation of or be in conflict with or constitute a default under any such term or result in the creation of (or impose any obligation on the Company or the General Partner to create) any Lien upon any of the properties or assets of the Company or the General Partner prohibited by any such term; and there is no such term the compliance with which would have, or in the future may in the reasonable judgment of the General Partner or the Company be likely to have, a Material Adverse Effect.

          5.11.  Governmental Consent.  No consent, approval or authorization
                 --------------------
of, or declaration or filing with, any governmental authority is required for the valid execution, delivery and performance of this Agreement or the other Operative Agreements (other than Permitted Exceptions), and no such consent, approval, authorization, declaration or filing is required for the valid offer, issue, sale and delivery of the Notes pursuant to this Agreement.

          5.12.  Offer of Notes.  Neither the Company nor any of its Affiliates
                 --------------
nor anyone acting on its or their behalf has directly or indirectly offered the Notes or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, anyone other than you and not more than 10 other institutional investors. Neither the General Partner nor the Company nor anyone acting on their behalf has taken or will take any action which would subject the issuance and sale of the Notes to the registration and prospectus delivery provisions of the Securities Act of 1933, as amended or to the registration or qualification provisions of any securities or Blue Sky law of any applicable jurisdiction or require registration of any Security Document under the Trust Indenture Act of 1939, as amended.

          5.13.  Use of Proceeds.  The proceeds of the sale of the Notes will be
                 ---------------
used to repay Indebtedness incurred under the Bank Credit Facilities.

          5.14.  Federal Reserve Regulations.  Neither the General Partner nor
                 ---------------------------
the Company will, directly or indirectly, use any of the proceeds of the sale of the Notes for the purpose, whether immediate, incidental or ultimate, of buying a "margin stock" or of maintaining, reducing or retiring any indebtedness originally incurred to purchase a stock that is currently a "margin stock", or for any other purpose which might constitute this transaction a "purpose credit", in each case within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended), or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or of Regulation X (12 C.F.R. 224, as amended) or any other applicable regulation of such Board. No indebtedness being reduced or retired, directly or indirectly, out of the proceeds of the sale of the Notes was incurred for the purpose of purchasing or carrying any stock which is currently a "margin stock", and none of the General Partner, the Public Partnership or the Company owns or has any present intention of acquiring any amount of such "margin stock".

          5.15.  Investment Company Act.  Neither the General Partner nor the
                 ----------------------
Company is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          5.16.  Public Utility Holding Company Act; Federal Power Act.  Neither
                 -----------------------------------------------------
the General Partner nor the Company is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; each of the General Partner, the Company, and the issue and sale of the Notes is not subject to regulation under such Act; and neither the General Partner nor the Company is a "public utility" as such term is defined in the Federal Power Act, as amended.

          5.17.  ERISA.  (a)  None of the General Partner, the Company or any
                 -----
Related Person (other than Petro or any of its Non-Related Subsidiaries) has ever established, maintained, contributed to or been obligated to contribute to, and neither the Company nor any Related Person of the Company has any liability or obligation with respect to, any Plan. Neither the Company nor any Related Person of the Company has assumed, either by agreement (including the Partnership Agreement and the Operative Agreements), by operation of law or otherwise, any liability or obligation with respect to any "employee benefit plan" (as defined in ERISA) or any other compensation or benefit arrangement, agreement, policy, practice or understanding and neither the Company nor any Related Person of the Company has any liability or obligation to provide any amount or type of compensation or benefit in respect of any employee or former employee of the Business which relates to periods, services performed or benefits or amounts accrued prior to the transfer of the Business or the Assets pursuant to the Operative Agreements and the transactions contemplated thereby. None of the General Partner, the Company nor any Related Person has incurred any material liability under Title IV of ERISA with respect to any such Plan and no event or condition exists or has occurred as a result of which such a liability would reasonably be expected to be incurred. None of the General Partner, the Company nor any Related Person has engaged in any transaction, including the transactions contemplated hereunder which could subject the Company or any Related Person of the Company to liability pursuant to Section 4069(a) or 4212(c) of ERISA. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of the termination of, or the appointment of a trustee to administer, any such Plan by the PBGC. No prohibited transaction (within the meaning of Section 406(a) of ERISA or Section 4975 of the Code) exists or has occurred with respect to any Plan which has subjected or could reasonably be expected to subject the General Partner or the Company to a material liability under Section 502(i) or 502(l) of ERISA or Section 4975 of the Code. No liability to the PBGC (other than liability for premiums not yet due) has been or is expected to be incurred with regard to any Plan by the General Partner, the Company nor any Related Person. Neither the General Partner, the Company nor any Related Person contributes or is obligated to contribute or has ever contributed or been obligated to contribute to any single employer plan that has at least two contributing sponsors not under common control. The Company is not, nor is it expected to become, a "substantial employer" as defined in Section 4001(a)(2) of ERISA with respect to any Plan. Neither the General Partner nor the Company has ever maintained or contributed to any plan or arrangement which provides post-employment welfare benefits or coverage (other than continuation coverage provided pursuant to Section 4980B of the Code).

          (b) The execution and delivery of this Agreement and the issue and sale of the Notes will not involve any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representations by the Company and the General Partner in the immediately preceding sentence are made in reliance upon and subject to the accuracy of your representation in Section 6.2 of this Agreement as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by you. With respect to each employee benefit plan identified to the Company in accordance with clause (c) of Section 6.2 of this Agreement, neither the General Partner, the Company nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) of the General Partner or the Company has at this time, and has not exercised at any time within the one year period preceding the date of the Closing, the authority to appoint or terminate you as manager of any of the assets of any such plan or to negotiate the terms of any management agreement with you on behalf of any such plan.

          5.18.  Environmental Matters.  (a)  Except as disclosed in Schedule
                 ---------------------
5.18, each of the Company and the General Partner is in compliance with all Environmental Laws applicable to it or to the Business or Assets except where such noncompliance would not have a Material Adverse Effect. The Company has timely and properly applied for renewal of all environmental permits or licenses that have expired or are about to expire and are necessary for the conduct of the Business as now conducted and as proposed to be conducted, except where the failure to timely and properly reapply would not have a Material Adverse Effect.
Schedule 5.18 lists (i) all notices from Federal, state or local environmental
                     -
agencies to the Company or to the General Partner citing environmental violations that have not been finally resolved and disposed of, and no such violation, whether or not notice regarding such violation is listed on Schedule 5.18, if ultimately resolved against the Company or the General Partner, as the case may be, would have a Material Adverse Effect, and (ii) all current reports
                                                        --
filed by the Company or the General Partner with any Federal, state or local environmental agency having jurisdiction over the Assets, true and complete copies of which reports have been made available to you, your special counsel and your environmental advisor. Notwithstanding any such notice, the Company and the General Partner are currently operating in all material respects within the limits set forth in such environmental permits or licenses and any current noncompliance with such permits or licenses will not result in any material liability or penalty to the Company or the General Partner or in the revocation, loss or termination of any such environmental permits or licenses, the revocation, loss or termination of which would have a Material Adverse Effect.

          (b) Except as disclosed in Schedule 5.18, all facilities located on the real property included in the Assets which are subject to regulation by RCRA are and have been operated in compliance with RCRA, except where such noncompliance would not have a Material Adverse Effect and neither the Company nor the General Partner has received, or, to the knowledge of the Company and the General Partner, been threatened with, a notice of violation of RCRA regarding such facilities.

          (c) Except as disclosed in Schedule 5.18, no hazardous substance (as defined in CERCLA) or hazardous waste (as defined in RCRA) is located or present at any of the real property included in the Assets in violation of any Environmental Law, which violation will have a Material Adverse Effect, and with respect to such real property there has not occurred (i) any release or
                                                      -
threatened release of any such hazardous substance, (ii) any discharge or
                                                     --
threatened discharge of any substance into ground, surface, or navigable waters which violates any Federal, state, local or foreign laws, rules or regulations concerning water pollution, or (iii) any assertion of any lien pursuant to
                                ---
Environmental Laws resulting from any use, spill, discharge or clean-up of any hazardous or toxic substance or waste, which occurrence will have a Material Adverse Effect.

          (d) None of the matters disclosed in Schedule 5.18, either individually or in the aggregate, involves a violation of or a liability under any Environmental Law the consequences of which will have a Material Adverse Effect.

          (e) The Company has performed all of the investigatory and remedial work recommended in the Environmental Assessment Report prepared by Fuss & O'Neil, Inc. dated December 7, 1995 (the "Fuss & O'Neil Report"), covering the properties owned by or to be transferred to the Company. To the extent that any such additional investigation recommended by the Fuss & O'Neil Report indicated that any additional work or remediation was required by applicable laws, the Company has completed such additional work or remediation.

          (f) With respect to the above ground storage tanks located at the facilities owned by the Company at Deshler and Hebron, Ohio, the Company has completed the construction of secondary containment walls or barriers designed to contain any spills or leaks from such tanks. The construction of such secondary containment walls or barriers were performed in accordance with all applicable laws and current industry standards for such walls or barriers.

          5.19.  Foreign Assets Control Regulations, etc.  The issue and sale of
                 ---------------------------------------
the Notes by the Company and its use of the proceeds thereof as contemplated by this Agreement will not violate any of the regulations (other than those regulations, if any, that are implicated solely as a result of the actions of the purchasers of the Notes) administered by the Office of Foreign Assets Control, the United States Department of the Treasury.

          5.20.  Disclosure.  Neither this Agreement, the other Operative
                 ----------
Agreements, the Memorandum, the Registration Statement, nor any other historical financial statement, document, certificate or instrument delivered to you by or on behalf of the Company, any Restricted Subsidiary or the General Partner in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Company or the General Partner which has or in the future would (so far as the Company or the General Partner can now foresee) have a Material Adverse Effect which has not been set forth or referred to in this Agreement, the Memorandum or the Registration Statement. You shall be entitled to rely on the statements and disclosures set forth in the Registration Statement.

          5.21.  Chief Executive Office.  The chief executive office of the
                 ----------------------
Company and the General Partner and the office where each maintains its records relating to the transactions contemplated by the Operative Agreements is located at 2187 Atlantic Street, Stamford, CT 06902.

SECTION 6.      PURCHASER'S REPRESENTATIONS; SOURCE OF FUNDS.

          6.1. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds, in each case not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended, or with any present intention of distributing or selling any of the Notes, provided that the disposition of your
                                          --------
property shall at all times be within your control. If you are purchasing for the account of one or more pension or trust funds (other than pension or trust funds included in the general account of an insurance company), you represent that (except to the extent that you have otherwise advised Debevoise & Plimpton and the Company in writing) you have sole investment discretion with respect to the purchase of the Notes to be purchased by you pursuant to this Agreement and the determination and decision on your behalf to purchase such Notes for such pension or trust funds is being made by the same individual or group of individuals who customarily pass on such investments.

          6.2. You represent that at least one of the following statements is an accurate representation as to the source of funds to be used by you to pay the purchase price of the Notes purchased by you hereunder:

          (a) if you are an insurance company, no part of such funds constitutes assets allocated to any separate account maintained by you in which an employee benefit plan (or its related trust) has any interest other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (b) if you are an insurance company, to the extent that any of such funds constitutes assets allocated to any separate account maintained by you, (i) such separate account is a "pooled separate account" within the
           -
     meaning of Prohibited Transaction Class Exemption 90-1, in which case you have disclosed to the Company the names of each employee benefit plan whose assets in such separate account exceed 10% of the total assets or are expected to exceed 10% of the total assets of such account as of the date of such purchase (and for the purposes of this subdivision (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan), or (ii) such separate account
                                                       --
     contains only the assets of a specific employee benefit plan, complete and accurate information as to the identity of which you have delivered to the Company in writing; or

          (c) if you are a "qualified professional asset manager" or "QPAM" (as defined in Part V of Prohibited Transaction Class Exemption 84-14, issued March 13, 1984 (the "QPAM Exemption")), all of such funds constitute assets of an "investment fund" (as defined in Part V of the QPAM Exemption) managed by you, no employee benefit plan assets which are included in such investment fund, when combined with the assets of all other employee benefit plans (i) established or maintained by the same employer or an
                    -
     affiliate of such employer or by the same employee organization and (ii)
                                                                          --
     managed by you, exceed 20% of the total client assets managed by you, the conditions of Section I(g) of the QPAM Exemption are satisfied and you have disclosed to the Company the names of all employee benefit plans whose assets are included in such investment fund; or

          (d) if you are other than an insurance company, all or a portion of such funds consists of funds which do not constitute assets of any employee benefit plan (other than a governmental plan exempt from the coverage of ERISA) and the remaining portion, if any, of such funds consists of funds which may be deemed to constitute assets of one or more specific employee benefit plans, complete and accurate information as to the identity of each of which you have delivered to the Company in writing; or

          (e) if you are an insurance company, to the extent that any of such funds constitutes assets of your general account, you have disclosed to the Company the names of each employee benefit plan with respect to which the amount of the reserves and liabilities for your general account contracts held by or on behalf of such plan (within the meaning of Prohibited Transaction Class Exemption 95-60) exceed or are expected to exceed on the date of such purchase 10% of the total reserves and liabilities of your general account (and for the purposes of this subdivision (e), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan).

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.      ACCOUNTING; FINANCIAL STATEMENTS AND OTHER INFORMATION.

          The Company will maintain, and will cause each Restricted Subsidiary to maintain, a system of accounting established and administered in accordance with GAAP, and will accrue, and will cause each Restricted Subsidiary to accrue, all such liabilities as shall be required by GAAP. The Company will deliver (in duplicate, unless you have advised us otherwise) to you, so long as you shall be entitled to purchase Notes under this Agreement or you or your nominee shall be the holder of any Notes, and to each other institutional investor holding any
Notes:

          (a) as soon as practicable, but in any event within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, consolidated (and (i) if the Restricted Subsidiaries
                                        -
     constitute a Substantial Portion, then as to the Restricted Subsidiaries or
     (ii) if the Restricted Subsidiaries do not constitute a Substantial
      --
     Portion, but one or more Restricted Subsidiaries have outstanding Indebtedness owing to Persons other than the Company or any Restricted Subsidiary, then as to such Restricted Subsidiaries, consolidating) balance sheets of the Company and the Restricted Subsidiaries as at the end of such period and the related consolidated (and, as to statements of income and cash flows, if applicable and as appropriate, consolidating) statements of income, surplus or partners' capital, cash flows and stockholders' equity of the Company and the Restricted Subsidiaries (i) for such period and (ii)
                                                     -                       --
     (in the case of the second and third
     quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the principal financial officer of the general partner of the Company as presenting fairly, in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods, provided that
                                                              --------
     delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements hereof to the extent such reports otherwise satisfy such requirements (for purposes of this Section 7, "Substantial Portion" shall mean that either (A) the book value of the
                                                  -
     assets of the Restricted Subsidiaries exceeds 5% of the book value of the consolidated assets of the Company and the Restricted Subsidiaries, or (B)
                                                                             -
     the Restricted Subsidiaries account for more than 5% of the Consolidated Net Income of the Company and its Restricted Subsidiaries, in each case in respect of the four fiscal quarters ended as of the date of the applicable financial statement);

          (b) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company beginning with the fiscal year ending September 30, 1997, consolidated (and (i) if the Restricted
                                                   -
     Subsidiaries constitute a Substantial Portion, then as to the Restricted Subsidiaries or (ii) if the Restricted Subsidiaries do not constitute a
                      --
     Substantial Portion, but one or more Restricted Subsidiaries have outstanding Indebtedness owing to Persons other than the Company or any Restricted Subsidiary, then as to such Restricted Subsidiaries, consolidating) balance sheets of the Company and the Restricted Subsidiaries and the consolidated balance sheet of the general partner of the Company as at the end of such year and the related consolidated (and, as to statements of income and cash flows, if applicable and as appropriate, consolidating) statements of income, partners' capital, cash flows and stockholders' equity of the Company and the Restricted Subsidiaries and the consolidated statements of income, surplus, cash flow and stockholders' equity of the general partner of the Company for such fiscal year, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the previous fiscal year, all in reasonable detail, provided
                                                                     --------
     that delivery within the time periods specified above of copies of the Company's Annual Report on Form 10-K prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements hereof to the extent such reports otherwise satisfy such requirements, and (i) in the
                                                                       -
     case of such consolidated financial statements of the Company, accompanied by a report thereon of KPMG Peat Marwick LLP or other independent public accountants of recognized national standing selected by the Company and acceptable to the Required Holders, which report shall state that such consolidated financial statements present fairly the financial position of the Company and the Restricted Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards in effect in the United States from time to time, and

     (ii) in the case of such consolidated financial statements of the general
     ---
     partner of the Company and such consolidating financial statements of the Company, certified by the principal financial officer of the general partner of the Company, as presenting fairly the information contained therein, in accordance with GAAP applied on a basis consistent with prior fiscal periods;

          (c) together with each delivery of financial statements pursuant to subdivisions (a) and (b) of this Section 7, an Officers' Certificate of the Company (i) stating that the signers have reviewed the terms of this
                  -
     Agreement and the other Operative Agreements and the Notes, and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and the Restricted Subsidiaries during the accounting period covered by such financial statements and that the signers do not have knowledge of the existence and continuance as at the date of such Officers' Certificate of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, (ii) specifying the amount
                                                       --
     available at the end of such accounting period for Restricted Payments in compliance with Section 10.4 and showing in reasonable detail all calculations required in arriving at such amount, (iii) demonstrating in
                                                        ---
     reasonable detail, if applicable, compliance during and at the end of such accounting period with the restrictions contained in Sections 10.1(b), (d),
     (e), (f), (h) and (i), 10.3(b), 10.7(a)(ii), 10.7(a)(iii) and 10.7(c)(iii),
     (iv) if not specified in the related financial statements being delivered
      --
     pursuant to subdivisions (a) and (b) above, specifying the aggregate amount of interest paid or accrued by the Company and the Restricted Subsidiaries, and the aggregate amount of depreciation, depletion and amortization charged on the books of the Company and the Restricted Subsidiaries, during the fiscal period covered by such financial statements and describing in reasonable detail the number and nature of the parcels of real property, or rights thereto or interests therein, caused to be released by the Company from the liens of the Security Documents pursuant to the Trust Agreement and in the case of the fee owned property, the value of the fee owned property caused to be released by the Company during such accounting period;

          (d) together with each delivery of consolidated financial statements pursuant to subdivision (b) of this Section 7, a written statement by the independent public accountants giving the report thereon (i) stating that
                                                               -
     in connection with their audit examination, the terms of this Agreement, the other Operative Agreements and the Notes were reviewed to the extent considered necessary for the purpose of expressing an opinion on the consolidated financial statements and for making the statement contained in clause (ii) hereof (it being understood that no special audit procedures in addition to those required by generally accepted auditing standards then in effect in the United States shall be required) and (ii) stating whether, in
                                                         --
     the course of their audit examination, they obtained knowledge (and whether, as of the date of such written statement, they have knowledge) of the existence and continuance of any condition or event which constitutes an Event of Default or Potential Event of Default, and, if so, specifying the nature and period of existence thereof;

          (e) promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each special audit or each annual or interim audit of the books of the Company or any Restricted Subsidiary made by such accountants, including, without limitation, the comment letter submitted by the accountants to management in connection with their annual audit;

          (f) promptly upon their becoming publicly available, copies of all financial statements, reports, notices and proxy statements sent or made available by the Company, the general partner of the Company or the Public Partnership to all of its security holders in compliance with the Securities Exchange Act of 1934, as amended from time to time, or any comparable Federal or state laws relating to the disclosure by any Person of information to its security holders, of all regular and periodic reports and all registration statements and prospectuses filed by the

     Company, the general partner of the Company or the Public Partnership with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions (other than Registration Statements on Form S-8), and of all press releases and other statements made available by the Company, the general partner of the Company or the Public Partnership to the public concerning material developments in the business of the Company, the general partner of the Company or the Public Partnership, as the case may be;

          (g) promptly, but in any event within five days, after any Responsible Officer knows or should (in the course of the normal performance of his or her duties) know that (i) any condition or event
                                                  -
     which constitutes an Event of Default or Potential Event of Default has occurred or exists, or is expected to occur or exist, (ii) the holder of
                                                            --
     any Note has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default under this Agreement or default under any other Operative Agreement or (iii) any Person has
                                                        ---
     given any notice to the Company or any Restricted Subsidiary or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 11(f), an Officers' Certificate of the Company describing the same and the period of existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto;

          (h) promptly, but in any event within five days, after any Responsible Officer knows or should (in the course of the normal performance of his or her duties) know of the commencement of or significant development in any material litigation or material proceeding (including those regarding environmental matters) with respect to the Company or affecting the Company, any Restricted Subsidiary or any of their assets, a written notice describing in reasonable detail such commencement of or significant development in such litigation or proceeding;

          (i) promptly, but in any event within five days after any Responsible Officer knows or should (in the course of the normal performance of his or her duties) know that any of the events or conditions specified below with respect to any Plan has occurred or exists, or is expected to occur or exist, a statement setting forth details respecting such event or condition and the action, if any, that the Company or any Related Person has taken, is taking and proposes to take or cause to be taken with respect thereto (and a copy of any notice or report filed with or given to or communication received from the PBGC, the Internal Revenue

     Service or the Department of Labor with respect to such event or condition):

                (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder;

                (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                (iii) a substantial cessation of operations within the meaning of Section 4062(e) of ERISA under circumstances which could result in the treatment of the Company or any Related Person as a substantial employer under a "multiple employer plan" or the application of the provisions of Section 4062, 4063 or 4064 of ERISA to the Company or any Related Person;

                (iv) the taking of any steps by the PBGC or the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any Related Person of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                (v) the complete or partial withdrawal by the Company or any Related Person under Section 4063, 4203 or 4205 of ERISA from a Plan which is a "multiple employer plan" or a Multiemployer Plan, or the receipt by the Company or any Related Person of notice from a Multiemployer Plan regarding any alleged withdrawal or that it intends to impose withdrawal liability on the Company or any Related Person or that it is in reorganization or is insolvent within the meaning of
          Section 4241 or 4245 of ERISA or that it intends to terminate under
          Section 4041A of ERISA or from a "multiple employer plan" that it intends to terminate;

                (vi) the taking of any steps concerning the threat or the institution of a proceeding against the Company or any Related Person to enforce Section 515 of ERISA;

                (vii) the occurrence or existence of any event or series of events which could result in a liability to the Company or any Related Person pursuant to Section 4069(a) or 4212(c) of ERISA;

                (viii) the failure to make a contribution to any Plan, which failure, either alone or when taken together with any other such failure, is sufficient to result in the imposition of a lien on any property of the Company or any Related Person pursuant to Section 302(f) of ERISA or Section 412(n) of the Code or could result in the imposition of a material tax or material penalty pursuant to Section 4971 of the Code on the Company or any Related Person;

                (ix) the amendment of any Plan in a manner which would be treated as a termination of such Plan under Section 4041(e) of ERISA or require the Company or any Related Person to provide security to such Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

                (x) the incurrence of liability in connection with the occurrence of a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code);

          (j) promptly, but in any event within five days, after an officer of any of the Company, any Subsidiary or the general partner of the Company receives any notice or request from any Person (other than any Affiliate or any agent, attorney or similar party employed by the Company or the general partner of the Company) for information, or if the Company, any Subsidiary or the general partner of the Company provides any notice or information to any such Person (other than any Affiliate or any agent, attorney or similar party employed by the Company or the general partner of the Company), concerning the presence or release of any hazardous substance (as defined in CERCLA) or hazardous waste (as defined in RCRA) or other contaminants (as defined by any applicable federal, state, local or foreign laws) within, on, from, relating to or affecting any property owned, leased, or subleased by the Company, any Subsidiary or the general partner of the Company, copies of each such notice, request or information; and

          (k) with reasonable promptness, such other financial reports and information and data with respect to the Company, any Restricted Subsidiary, any Subsidiary (to the extent such reports, information and data relate to environmental matters or any material litigation or proceeding) or the general partner of the Company as from time to time may be requested by the holder of any Note.

SECTION 8.      INSPECTION.

          The Company will permit or cause the general partner of the Company to permit any authorized representatives designated by you, so long as you shall be entitled to purchase the Notes under this Agreement or you or your nominee shall be the holder of any Notes, or by any other institutional holder of any Notes, to visit and inspect any of the properties of the Company, any Restricted Subsidiary and any other Subsidiary (to the extent relating to environmental or litigation matters) and any properties of the general partner of the Company or of such general partner's Subsidiaries relating to the Business, including the books of account of the Company, the Restricted Subsidiaries, such other Subsidiaries, the general partner of the Company and such general partner's Subsidiaries, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and (with reasonable notice) independent public accountants (and by this provision each of the Company and the general partner of the Company authorizes such accountants to discuss with such representatives the affairs, finances and accounts of the Company, any Restricted Subsidiary, such other Subsidiaries, the general partner of the Company or any of such general partner's Subsidiaries, as the case may
be), all at such times and as often as may be requested, provided that the
                                                         --------
Company will bear the expense for the foregoing if an Event of Default or Potential Event of Default has occurred and is continuing.

SECTION 9.      PREPAYMENT OF NOTES.

          9.1.  Required Prepayments of the Notes.  On March 15, 2010, the
                ---------------------------------
Company will prepay $5,500,000 aggregate principal amount of the Notes (or such lesser principal amount of the Notes as shall at the time be outstanding), at the principal amount of the Notes so prepaid, without premium, together with interest accrued thereon.

          Any amounts prepaid pursuant to Section 9.3 on March 15, 2010 may be applied to satisfy the prepayment required under this Section 9.1. Any partial prepayment of the Notes pursuant to Section 9.2 or 9.4 (occurring prior to March 15, 2010) or Section 9.3 (to the extent not applied to satisfy the prepayment required under this Section 9.1) shall be applied to reduce such prepayment required hereunder pro rata, but no acquisition of the Notes by the Company or any of its Affiliates otherwise shall relieve the Company from its obligation to make the required prepayment provided for in this Section 9.1. The Company shall notify the holders of the Notes of any application provided for in the immediately preceding sentence five days prior to such application. On the maturity date, the Company will pay the then outstanding principal amount of the Notes together with interest accrued thereon.

          9.2.  Optional Prepayments of the Notes with Make Whole Amount.  The
                --------------------------------------------------------
Notes shall be subject to prepayment, in whole at any time or from time to time in part (in an amount of not less than $1,000,000), at the option of the Company, upon notice as provided in Section 9.5 at 100% of the principal amount of the Notes so prepaid plus interest thereon to the prepayment date and the Make Whole Amount.

          9.3.  Contingent Prepayments on Disposition of Property.  If at any
                -------------------------------------------------
time the Company or any of the Restricted Subsidiaries disposes of property or such property shall be damaged, destroyed or taken in eminent domain or there shall be title insurance proceeds with respect to such property, in any such case, with the result that there are Excess Proceeds, and the Company does not apply such Excess Proceeds in the manner described in Section 10.7(c)(iii)(B)(x), and if the scheduled date of prepayment of the Notes pursuant to Section 9.1 occurs within 180 days after receipt of such Excess Proceeds, such Excess Proceeds may be applied to such prepayment required under
Section 9.1. To the extent that there are such Excess Proceeds remaining after application in accordance with the first sentence of this Section 9.3, the Company shall prepay, upon notice as provided in Section 9.5 (which notice shall be given not later than 180 days after the date of such sale of property), a principal amount of the outstanding Notes equal to the amount of such remaining Excess Proceeds allocable to the Notes, determined by allocating such remaining Excess Proceeds pro rata among the holders of all Notes, 1995 Notes and Parity Debt, if any, outstanding on the date such prepayment is to be made, according to the aggregate then unpaid principal amounts of the Notes (and the Make Whole Amount on the principal amount of the Notes to be prepaid), 1995 Notes and Parity Debt, respectively. Each prepayment of Notes pursuant to this Section
9.3 shall be made at 100% of the principal amount of the Notes to be prepaid, plus interest thereon to the prepayment date plus, to the extent the prepayment is not made in satisfaction of a required prepayment in accordance with Section 9.1, the Make Whole Amount thereon.

          9.4.  Prepayment on Taking or Destruction.  In the event that damage,
                -----------------------------------
destruction or a taking shall occur in respect of all or a portion of the properties subject to any of the Security Documents, or there shall be proceeds under title insurance policies with respect to any real property, all Net Insurance Proceeds (as defined in the Mortgages), self-insurance amounts, Net Awards (as defined in the Mortgages) or title insurance proceeds which, as of any date, shall not theretofore have been applied to the cost of Restoration (as defined in the Mortgages) shall be deemed to be proceeds of property disposed of voluntarily, shall be subject to the provisions of Section 10.7(c) and, if subdivision (iii)(B)(y) of Section 10.7(c) is applicable thereto, shall be subject to the prepayment provisions of Section 9.3.

          9.5.  Notice of Prepayments; Officers' Certificate.  The Company will
                --------------------------------------------
give each holder of any Notes irrevocable written notice of each prepayment under Section 9.2, 9.3 or 9.4 not less than 10 days and not more than 30 days prior to the date fixed for such prepayment, in each case specifying such prepayment date, the aggregate principal amount of the Notes and the principal amount of each Note held by such holder to be prepaid and the Section under which such prepayment is to be made. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Make Whole Amount, if any, with respect thereto, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it provides such written notice, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each holder of any Notes which shall have designated a recipient of such notices in the Schedule of Purchasers attached hereto or by notice in writing to the Company. Each holder of a Note shall receive, on the Business Day immediately preceding the date scheduled for any such prepayment, an Officers' Certificate certifying that the conditions of the Section under which such prepayment is to be made have been fulfilled and specifying the particulars of such fulfillment. In the event that there shall have been a partial prepayment of the Notes under Section 9.2, 9.3 or 9.4, the Company shall promptly give notice to the holders of the Notes, accompanied by an Officers' Certificate setting forth the principal amount of each of the Notes that was prepaid and specifying how each such amount was determined, setting forth the reduced amount of each required prepayment thereafter becoming due with respect to the Notes under Section 9.1, and certifying that such reduction has been computed in accordance with such Section.

          9.6.  Allocation of Partial Prepayments.  Upon any partial prepayment
                ---------------------------------
of the Notes, the principal amount so prepaid shall be allocated (in integral multiples of $1,000 as nearly as practicable) to all Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof not theretofore called for prepayment, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

          9.7.  Maturity; Surrender, etc.  In the case of each prepayment, the
                ------------------------
principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall, after such payment or prepayment in full, be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          9.8.  Acquisition of Notes.  Each of the General Partner and the
                --------------------
Company shall not, and shall not permit any of their respective Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to Section 9.1, 9.2, 9.3 or 9.4 or upon acceleration of such final maturity pursuant to Section 11), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder or any 1995 Notes or Parity Debt (other than pursuant to scheduled prepayments in accordance with the terms of such 1995 Notes or Parity Debt or any other prepayment of indebtedness outstanding under the Bank Credit Facilities or any other Parity Debt of a similar revolving nature). Any Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement.

SECTION 10.     BUSINESS AND FINANCIAL COVENANTS OF THE COMPANY.

          The Company covenants that from the date of this Agreement through the Closing and thereafter so long as any of the Notes are outstanding:

          10.1.  Indebtedness.  The Company will not, and will not permit any
                 ------------
Restricted Subsidiary to, directly or indirectly, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except that:

          (a) the Company may become and remain liable with respect to the Indebtedness evidenced by the 1995 Notes and the Notes;

          (b) the Company and the Restricted Subsidiaries may become and remain liable with respect to Funded Debt incurred by the Company and the Restricted Subsidiaries to finance the making of expenditures for the improvement or repair of or additions to the Assets, or to renew, refund, refinance or replace any such Funded Debt, provided that (i) the aggregate
                                                --------       -
     principal amount of Funded Debt incurred under this Section 10.1(b) and outstanding at any time shall not exceed an amount equal to the net cash proceeds received by the Company from the general partner of the Company or from the Public Partnership as a capital contribution or as consideration for the issuance by the Company of additional partnership interests, in each case for the sole purpose of financing such expenditures, and (ii) if
                                                                         --
     such Funded Debt is to be secured under the Security Documents as provided in Section 10.2(i), the agreement or instrument pursuant to which such Funded Debt is incurred (A) contains no financial or business
                                         -
     covenants that are more restrictive on the Company or its Subsidiaries than or that are in addition to those contained in this Section 10 (unless prior to or simultaneously with the incurrence of such Funded Debt this Agreement and the other Agreements are amended to provide the benefits of such more restrictive covenants to the holders of the Notes) and (B)
                                                                       -
     specifies no events of default (other than with respect to the payment of principal and interest on such Funded Debt or the accuracy of representations and warranties made in connection with such agreement or instrument) which are capable of occurring prior to the occurrence of the Events of Default specified in Section 11 (unless prior to or simultaneously with the incurrence of such Funded Debt this Agreement and the other Agreements are amended to provide the benefit of such events of default to the holders of the Notes);

          (c) any Restricted Subsidiary may become and remain liable with respect to Indebtedness of such Restricted Subsidiary owing to the Company or to another Restricted Subsidiary, provided that such Indebtedness is
                                          --------
     created and is outstanding under an agreement or instrument pursuant to which such Indebtedness is subordinated to the Notes and to Indebtedness secured under the Security Documents at least to the extent provided in the subordination provisions set forth in Exhibit C and provided further that
                                                         -------- -------
     such Indebtedness is evidenced by an Intercompany Note pledged to the Trustee;

          (d) the Company and the Restricted Subsidiaries may become and remain liable with respect to unsecured Indebtedness owing to the general partner of the Company or an Affiliate of the general partner of the Company, provided that (i) the aggregate principal amount of such Indebtedness of
     --------       -
     the Company and the Restricted Subsidiaries outstanding at any time shall not be in excess of $10,000,000 and (ii) such Indebtedness is created and
                                          --
     is outstanding under an agreement or instrument pursuant to which such Indebtedness is subordinated to the Notes and to Indebtedness secured under the Security Documents at least to the extent provided in the subordination provisions set forth in Exhibit C;

          (e) the Company may become and remain liable with respect to Indebtedness incurred under the Bank Credit Facilities, provided that
                                                             --------

          (i) the Initial Acquisition Facility will be in an aggregate principal amount not in excess of $25,000,000 outstanding at any time, and

          (ii)  in respect of the Working Capital Facility:

                (1) there shall be a period of at least 30 consecutive days during each fiscal year of the Company on each day of which there shall be no such Indebtedness outstanding under the Working Capital Facility,

                (2) the aggregate principal amount of loans in respect of the Working Capital Facility at any time outstanding thereunder plus any Tranche A Letter of Credit Exposure (or similar exposure under letters of credit) in respect of the Working Capital Facility (collectively, the "Exposure") shall not be in excess of $24,000,000,

                (3) on the date the Exposure exceeds $12,000,000 and on each day thereafter until the date the Exposure no longer exceeds $12,000,000 (x) the ratio of Consolidated Cash Flow to Consolidated
                       -
          Interest Expense will be greater than 2.0 to 1.0, (y) the Exposure
                                                             -
          shall not exceed the Borrowing Base except that, for purposes hereof, the percentage in respect of Eligible Commodities Inventory included in the definition of Loan Value of Eligible Commodities Inventory shall be 80%, and (z) the Company will deliver a Borrowing Base
                             -
          Certificate to each holder of a Note at the same time it delivers a Borrowing Base Certificate to the Agent or to any Bank under the Bank Credit Facilities;

          (for purposes of this subdivision (e), the terms Borrowing Base, Borrowing Base Certificate, Loan Value of Eligible Commodities Inventory, Tranche A Letter of Credit Exposure and any other capitalized term used by reference in any of the foregoing shall have the meanings specified in the Bank Credit Facilities as in effect on the date of the Closing);

          (f) the Company and the Restricted Subsidiaries may become and remain liable with respect to Indebtedness, in addition to that otherwise permitted by the foregoing subdivisions of this Section 10.1, if on the date the Company or any Restricted Subsidiary becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the substantially concurrent repayment of any other Indebtedness (i) the ratio of Consolidated Cash Flow to Consolidated Pro
                   -
     Forma Debt Service is greater than 2.50 to 1.0 and (ii) the ratio of
                                                         --
     Consolidated Cash Flow to Maximum Consolidated Pro Forma Debt Service is greater than 1.25 to 1.0, provided that, in addition to the foregoing, if
                               --------
     such Indebtedness is Funded Debt incurred by the Company or any Restricted Subsidiary to finance the making of expenditures for the improvement or repair of or additions to the Assets, and if such Indebtedness is to be secured under the Security Documents as provided in Section 10.2(i), such Indebtedness shall be incurred pursuant to an agreement or instrument which complies with the requirements set forth in clause (ii) of the proviso to Section 10.1(b);

          (g)  [Intentionally omitted.]

          (h) the Company and any Restricted Subsidiary may become and remain liable with respect to pre-existing Indebtedness relating to any Person, business or assets acquired by the Company or such Restricted Subsidiary, as the case may be, provided that (1) no condition or event shall exist
                         --------       -
     which constitutes an Event of Default or Potential Event of Default, (2)
                                                                           -
     such Indebtedness was not incurred in anticipation of the acquisition of such Person, business or assets and (3) after giving effect to such Person
                                          -
     becoming a Restricted Subsidiary, or the acquisition of such business or assets, the Company or such Restricted Subsidiary could incur at least $1 of additional Indebtedness in compliance with the requirements set forth in clauses (i) and (ii) of Section 10.1(f);

          (i) so long as no Event of Default or Potential Event of Default has occurred and is continuing, the Company and the Restricted Subsidiaries may become and remain liable with respect to Indebtedness evidenced by Funded Debt incurred for any extension, renewal, refunding or replacement of Indebtedness permitted pursuant to subdivisions (a) and (e) of this Section 10.1, provided that (i) the principal amount of such Funded Debt shall not
           --------       -
     exceed the principal amount of such Indebtedness being extended, renewed or refunded together with any accrued interest and Make Whole Amount with respect thereto, (ii) such Funded Debt (if it is in respect of the Notes)
                       --
     could be incurred in compliance with the requirements set forth in clauses
     (i) and (ii) of Section 10.1(f) and (iii) the maturity date of such Funded
                                          ---
     Debt shall not be sooner than the maturity date of such Indebtedness being extended, renewed or refunded;

          (j) so long as no Event of Default or Potential Event of Default has occurred and is continuing, the Company and the Restricted Subsidiaries may become and remain liable with respect to unsecured Indebtedness incurred for any extension, renewal, refunding or replacement of Indebtedness permitted pursuant to subdivisions (a), (b), (e), (f) and (h) of this
     Section 10.1, or other unsecured Indebtedness permitted by this Section 10.1, provided that (i) the principal amount of such unsecured Indebtedness
           --------       -
     to be
     incurred shall not exceed the principal amount of such Indebtedness or such unsecured Indebtedness being extended, renewed or refunded together with any accrued interest and Make Whole Amount with respect thereto and (ii)
                                                                          --
     the maturity date of such unsecured Indebtedness shall not be sooner than the maturity date of such Indebtedness being extended, renewed or refunded; and

          (k) any Restricted Subsidiary may become and remain liable with respect to Indebtedness evidenced by the Security Documents.

          Notwithstanding the foregoing, the aggregate principal amount of all Indebtedness of all Restricted Subsidiaries at any time outstanding (other than Indebtedness permitted by Section 10.1(k)) shall not exceed $10 million. For the purpose of this Section 10.1, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have become liable with respect to all of its then outstanding Indebtedness at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Indebtedness shall be deemed to have become liable with respect to such Indebtedness at the time of such extension, renewal or refunding. The Company or any Restricted Subsidiary shall be deemed to have become liable with respect to any Indebtedness securing any real property acquired by the Company or such Restricted Subsidiary, as the case may be, at the time of such acquisition.

          10.2.  Liens, etc.  The Company will not, and will not permit any
                 ----------
Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Section 10.17), except:

          (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 10.9;

          (b) Liens of landlords and carriers, vendors, warehousemen, mechanics, materialmen, repairmen and other like Liens incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 10.9, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers'
                                              -
     compensation, unemployment insurance and other types of social security, or
     (ii) to secure (or to obtain letters of credit that secure) the performance
      --
     of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after expiration of any such stay;

          (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, which, in each case are granted, entered into or created in the ordinary course of the business of the Company or any Subsidiary and which do not interfere with the ordinary conduct of the business of the Company or any Subsidiary;

          (f) Liens on property or assets of any Restricted Subsidiary securing Indebtedness of such Restricted Subsidiary owing to the Company or any other Restricted Subsidiary;

          (g) Liens existing on the Assets at the time of the acquisition thereof by the Company and described in Schedule 10.2;

          (h) Liens created by any of the Security Documents;

          (i) Liens created by any of the Security Documents securing Indebtedness incurred in accordance with Section 10.1(b) or, to the extent incurred to finance the making of capital improvements, repairs and additions to the Company's Assets, Section 10.1(f) (but only to the extent it complies with the requirements thereof), provided that (1) such Liens
                                                 --------       -
     are effected through an amendment to the Security Documents to the extent necessary to provide the holders of such Indebtedness equal and ratable security in the property and assets subject to the Security Documents with the holders of the Notes and of other Indebtedness secured under the Security Documents as provided in Section 10.1(b) or 10.1(f), (2) the
                                                                    -
     Security Documents are amended to the extent necessary to extend the Lien thereof to any property or assets acquired or otherwise financed with the proceeds of such Indebtedness, (3) the Company has delivered to the Trustee an
                            -
     Officers' Certificate demonstrating that the principal amount of such Indebtedness does not exceed the lesser of the cost to the Company of such property or assets and the fair market value of such property or assets (as determined in good faith by the general partner of the Company), that such incurrence of Indebtedness pursuant to Section 10.1(b) or 10.1(f), as the case may be, complies in all respects with the requirements of such Section and that the amendments to the Security Documents required by this Section 10.2(i) and the filing and recordation of such amendments and related supplements will not have a Material Adverse Effect, and (4) the Company
                                                               -
     has delivered to the Trustee an opinion of counsel reasonably satisfactory to the Trustee to the effect that the Lien of the Security Documents has attached and is perfected with respect to such additional property and assets;

          (j) Liens existing on any property of any Person at the time it becomes a Restricted Subsidiary, or existing prior to the time of acquisition (and not created in anticipation of such acquisition) upon any property acquired by the Company or any Restricted Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Company or such Restricted Subsidiary, or created to secure Indebtedness incurred under Section 10.1(f) to pay all or any part of the purchase price ("Purchase Money Lien") of property acquired by the Company or a Restricted Subsidiary, provided that (i) any such Lien shall be
                                 --------       -
     confined solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, (ii) such item or items of
                                                 --
     property so acquired (other than property (which may include stock or other equity interests) subject to Liens existing prior to the time of acquisition and not created in anticipation of such acquisition) are not required to become part of the Mortgaged Property under the terms of the Security Documents, (iii) the principal amount of the Indebtedness secured
                          ---
     by any such Lien shall at no time exceed an amount equal to the lesser of

     (A) the cost of such property to the Company or such Restricted Subsidiary,
     --
     as the case may be, and (B) the fair market value of such property (as
                              -
     determined in good faith by the general partner of the Company) at the time such Person owning such property becomes a Restricted Subsidiary or at the time of such acquisition by the Company or such Restricted Subsidiary, as the case may be, (iv) any such Purchase Money Lien shall be created not
                       --
     later than 90 days after, in the case of prop-
     erty, its acquisition, or, in the case of improvements, their completion and (v) any such Lien (other than a Purchase Money Lien) shall not have
          -
     been created or assumed in contemplation of such Person's becoming a Restricted Subsidiary or such acquisition of property by the Company or any Subsidiary;

          (k) Liens in amounts not exceeding $100,000 incurred, required or provided for under state law in connection with self-insurance arrangements;

          (l) Liens arising from or constituting Permitted Encumbrances; and

          (m) any Lien renewing, extending or refunding any Lien permitted by the foregoing subdivisions of this Section 10.2, provided that (i) the
                                                       --------       -
     Indebtedness secured by any such Lien shall not exceed the amount of such Indebtedness outstanding immediately prior to the renewal, extension or refunding of such Lien, (ii) no Assets encumbered by any such Lien other
                              --
     than the Assets encumbered immediately prior to such renewal, extension or refunding shall be encumbered thereby and (iii) the maturity date of the
                                                ---
     Indebtedness secured by any such Lien shall not be sooner than the maturity date of such Indebtedness outstanding immediately prior to the renewal, extension or refunding of such Lien.

          10.3.  Investments, Guaranties, etc.  The Company will not, and will
                 ----------------------------
not permit any Restricted Subsidiary to, directly or indirectly (i) make or own
                                                                 -
any Investment in any Person, or (ii) create or become liable with respect to
                                  --
any Guaranty, except:

          (a) the Company or any Restricted Subsidiary may make and own Investments in

                (1) marketable obligations issued or unconditionally guaranteed by the United States of America, or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof,

                (2) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at any date of determination the highest generic rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.,

                (3) commercial paper maturing no more than 270 days from the date of creation thereof and having as at any date of determination one of the two highest generic ratings obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.,

                (4) certificates of deposit maturing one year or less from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia or Canada, (A) the commercial paper or other
                                               -
          short-term unsecured debt obligations of which are rated either A-2 or better (or comparably if the rating system is changed) by Standard & Poor's Ratings Group or Prime-2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. or (B) the
                                                                     -
          long-term debt obligations of which are rated either AA- or better (or comparably if the rating system is changed) by Standard & Poor's Ratings Group or Aa3 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. ("Permitted Banks"),

                (5) bankers' acceptances eligible for rediscount under requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks, and

                (6) obligations of the type described in clause (1), (2), (3) or (4) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or from a Permitted Bank as counterparty to a written repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Company or a Subsidiary by a custodian which is a Permitted Bank and which is not a counterparty to the repurchase agreement in question;

          (b) the Company and any Restricted Subsidiary may make and own Investments in any Restricted Subsidiary or Investments in capital stock of, or other equity interests in, any Person which simultaneously therewith becomes a Restricted Subsidiary, and any Restricted Subsidiary may make and permit to be outstanding Investments in the Company and may create or become liable with respect to any Guarantee in respect of the Company's obligations under the Notes and the 1995 Notes;

          (c) the Company or any Restricted Subsidiary may make and own Investments in the capital stock of, or joint venture, partnership or other equity interests in, or the contributions to capital in the ordinary course of business of, any Unrestricted Subsidiary if immediately after giving effect to the making of any such Investment, (A) the aggregate amount of
                                                   -
     all such Investments made and outstanding pursuant to this subdivision (c) shall not at any time exceed $15,000,000 and (B) the aggregate amount of
                                                   -
     all Investments made and outstanding pursuant to this subdivision (c) as at the end of any fiscal quarter of the Company shall not exceed by more than $5,000,000 the amount of such Investments outstanding as at the end of the corresponding fiscal quarter of the immediately preceding fiscal year of the Company, in the case of both clauses (A) and (B) of this subdivision
     (c), disregarding any such Investment which on the date of determination could be made pursuant to subdivision (b) of this Section 10.3 and net of cash distributions received from all Unrestricted Subsidiaries for such period;

          (d) the Company or any Restricted Subsidiary may make and own Investments (x) constituting trade credits or advances to any Person
                  -
     incurred in the ordinary course of business, (y) arising out of loans and
                                                   -
     advances to employees for travel, entertainment and relocation expenses, in each case incurred in the ordinary course of business or (z) acquired by
                                                               -
     reason of the exercise of customary creditors' rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor;

          (e) the Company or any Restricted Subsidiary may create or become liable with respect to any Guaranty constituting an obligation, warranty or indemnity, not guaranteeing Indebtedness of any Person, which is undertaken or made in the ordinary course of business;

          (f) the Company may create and become liable with respect to any Interest Rate Agreements; and

          (g) the Company may create and become liable with respect to Commodity Hedging Agreements.

          10.4.  Restricted Payments.  The Company will not directly or
                 -------------------
indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that the Company may make, pay or set apart once during each calendar quarter a Restricted Payment if (a) such Restricted Payment is in an
                                          -
amount not exceeding Available Cash for the immediately preceding calendar quarter, (b) prior to and immediately after giving effect to any such proposed
          -
action no condition or event shall exist which constitutes a Potential Event of Default under Section 11(b) or an Event of Default, (c) the ratio of Consolidated Cash Flow to Consolidated
                      -
Interest Expense is greater than 1.75 to 1.00 and (d) the Company shall have
                                                   -
given to each holder of a Note written notice thereof on the date such Restricted Payment is declared, which date shall be at least 10 days prior to the date such Restricted Payment is made. The Company will not, in any event, directly or indirectly declare, order, pay or make any Restricted Payment except in cash.

          10.5.  Transactions with Affiliates.  Except for the transactions or
                 ----------------------------
conduct effected pursuant to the Operative Agreements as in effect on the date of the Closing or any other transactions or conduct described in or contemplated by the Registration Statement, the Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate of the Company, including, without limitation, the purchase, sale or exchange of assets or the rendering of any service, except pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which might be obtained in an arm's-length transaction at the time such transaction is agreed upon from Persons which are not such an Affiliate, provided that the
                                                          --------
foregoing limitations and restrictions shall not apply to any transaction between the Company and any Restricted Subsidiary or between Restricted Subsidiaries.

          10.6.  Subsidiary Stock and Indebtedness.  The Company will not:
                 ---------------------------------

          (a) directly or indirectly sell, assign, pledge or otherwise dispose of any Indebtedness of or any shares of stock or similar interests of (or warrants, rights or options to acquire stock or similar interests of) any Subsidiary, except to a Restricted Subsidiary;

          (b) permit any Restricted Subsidiary directly or indirectly to sell, assign, pledge or otherwise dispose of any Indebtedness of (i) the Company
                                                                 -
     or (ii) any other Restricted Subsidiary, or any shares of stock or similar
         --
     interests of (or warrants, rights or options to acquire stock or similar interests of) any other Subsidiary, except to, in the case of clause (i), the Company or, in all other cases, a Restricted Subsidiary;

          (c) permit any Restricted Subsidiary to have outstanding any shares of stock or similar interests which are preferred over any other shares of stock or similar interests owned by the Company unless such shares of preferred stock or similar interests are owned by the Company; or

     (d) permit any Subsidiary directly or indirectly to issue or sell (including, without limitation, in connection with a merger or consolidation of a Restricted Subsidiary otherwise permitted by Section 10.7(a)) any shares of its stock or similar interests (or warrants, rights or options to acquire its stock or similar interests) except to the Company or a Restricted Subsidiary;

provided that, (i) any Restricted Subsidiary may sell, assign or otherwise
--------        -
dispose of Indebtedness of the Company if, assuming such Indebtedness were incurred immediately after such sale, assignment or disposition, such Indebtedness would be permitted under Section 10.1 (and if such Indebtedness is secured, such Lien would be permitted pursuant to Section 10.2) and (ii) sub-
                                                                     --
ject to compliance with Section 10.7(c), all Indebtedness and shares of stock or partnership interests of any Restricted Subsidiary owned by the Company may be simultaneously sold as an entirety for a cash consideration at least equal to the fair value thereof (as determined in good faith by the general partner of the Company) at the time of such sale if such Restricted Subsidiary does not at the time own (A) any Indebtedness of the Company (other than Indebtedness which,
              -
if incurred immediately after such transaction, would be permitted under Section 10.1) or (B) any Indebtedness, stock or other interest in any other Restricted
          -
Subsidiary which is not also being simultaneously sold as an entirety in compliance with this proviso or Sec tion 10.7(b)(ii).

          10.7.  Consolidation, Merger, Sale of Assets, etc.  The Company will
                 ------------------------------------------
not, and will not permit any Restricted Subsidiary to, directly or indirectly,

          (a) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that:

                (i) any Restricted Subsidiary may consolidate with or merge into the Company or a Restricted Subsidiary if, in the case of a consolidation with or merger into the Company, the Company shall be the surviving Person and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes an Event of Default or Potential Event of Default; and

                (ii) any entity (other than a Restricted Subsidiary) may consolidate with or merge into the Company or a Restricted Subsidiary if the Company or such Restricted Subsidiary, as the case may be, shall be the surviving Person and if, immediately after giving effect to such transaction, (w) the Company (1) shall not have a Consolidated
                                -               -
          Net Worth (determined
          in accordance with GAAP applied on a basis consistent with the financial statements of the Company most recently delivered pursuant to Section 7(b)) of less than the Consolidated Net Worth of the Company immediately prior to the effectiveness of such transaction,

          (2) shall not be liable with respect to any Indebtedness or allow its
           -
          property to be subject to any Lien which it could not become liable with respect to or allow its property to become subject to under this Agreement on the date of such transaction, and (3) could incur, if the
                                                          -
          consolidating or merging entity has outstanding Indebtedness, at least $1 of additional Indebtedness in compliance with Section 10.1(f) after giving effect to such transaction, (x) substantially all of the assets
                                              -
          of the Company and the Restricted Subsidiaries shall be located and substantially all of their business shall be conducted within the continental United States, (y) no condition or event shall exist which
                                      -
          constitutes an Event of Default or Potential Event of Default and (z)
                                                                             -
          at the expense of the Company, the Notes are promptly, but in any event within 20 Business Days from the date of such transaction, rated by an Approved Rating Agency; and

                (iii) the Company may consolidate with or merge into any other entity if (v) the surviving entity is a corporation or limited
                     -
          partnership organized and existing under the laws of the United States of America or a state thereof or the District of Columbia, with substantially all of its properties located and its business conducted within the continental United States, (w) such corporation or limited
                                                 -
          partnership expressly and unconditionally assumes the obligations of the Company under this Agreement, each of the other Operating Agreements and the Notes, and delivers to each holder of a Note at the time outstanding in connection with such assumption an opinion of counsel reasonably satisfactory to the Required Holders with respect to such matters incident to such assumption as may be reasonably requested by such holders, including, without limitation, as to the due authorization and execution of the related agreement of assumption and the enforceability of such agreement against such corporation or partnership, (x) immediately after giving effect to such transaction,
                        -
          such corporation or limited partnership (1) shall not have a
                                                   -
          Consolidated Net Worth (determined in accordance with GAAP applied on a basis consistent with the financial statements of the Company most recently delivered pursuant to Section 7(b)) of less than the Consolidated Net Worth of the Company immediately prior to the effectiveness of such transaction, (2) shall not be liable with
                                              -
          respect to
          any Indebtedness or allow its property to be subject to any Lien which it could not become liable with respect to or allow its property to become subject to under this Agreement on the date of such transaction and (3) could incur at least $1 of additional Indebtedness in
               -
          compliance with Section 10.1(f) after giving effect to such transaction, (y)immediately after giving effect to such transaction no
                        -
          condition or event shall exist which constitutes an Event of Default or a Potential Event of Default and (z) at the expense of the Company,
                                               -
          the Notes are promptly, but in any event within 20 Business Days from the date of such transaction, rated by an Approved Rating Agency; or

          (b) sell, lease, abandon or otherwise dispose of all or substantially all its assets, except that:

                (i) any Restricted Subsidiary may sell, lease or otherwise dispose of all or substantially all its assets to the Company or to a Restricted Subsidiary; and

                (ii) the Company may sell, lease or otherwise dispose of all or substantially all its assets to any corporation or limited partnership into which the Company could be consolidated or merged in compliance with clause (a)(iii) of this Section 10.7, provided that (A) each of
                                                     --------       -
          the conditions set forth in such subdivision (a)(iii) shall have been fulfilled, and (B) no such disposition shall relieve the Company from
                          -
          its obligations under this Agreement or the Notes; or

          (c) sell, lease, abandon or otherwise dispose of any property to any Person other than the Company or any Restricted Subsidiary (except in a transaction permitted by subdivision (a)(iii) or (b)(ii) of this Section
     10.7 or an abandonment or other disposition of Inventory in the ordinary course of business) unless:

                (i) at least 80% of the consideration therefor shall be in the form of cash consideration,

                (ii) immediately after giving effect to such proposed disposition no condition or event shall exist which constitutes an Event of Default or Potential Event of Default,

                (iii)  either

                     (A) the aggregate net proceeds of all property so disposed of (whether or not leased back) by the Company and all Restricted Sub-
                sidiaries during the current fiscal year (including property disposed of through dispositions of shares pursuant to Section
                10.6 or sales of assets pursuant to Section 10.7(b) and including all proceeds under title insurance policies with respect to real property and all Net Insurance Proceeds (as defined in the Mortgages), self-insurance amount and Net Awards (as defined in the Mortgages) with respect to property lost as a result of damage, destruction or a taking which have not been applied to the cost of Restoration (as defined in the Mortgages)), less the amount of all such net proceeds previously applied in accordance with subdivision (iii)(B) of this Section 10.7(c) and the amount of such net proceeds equal to the purchase price of any assets acquired to the extent that (1)
                                                                          -
                such assets were acquired within 180 days prior to the date of such disposal of property, (2) the purchase price of such assets
                                            -
                was not previously applied to reduce the amount of net proceeds of property disposed of under this Section 10.7(c), (3) such
                                                                     -
                assets were acquired for subsequent replacement of the property so disposed of or may be productively used in the United States in the conduct of the Business, (4) such assets are subject to
                                                 -
                the Lien of the Security Documents, and (5) to the extent such
                                                         -
                assets were acquired (in whole or in part) with borrowed money, such borrowing has been repaid in full, (x) shall not exceed
                                                         -
                $5,000,000 during such fiscal year and (y) when aggregated with
                                                        -
                such net proceeds of all prior transactions under this Section 10.7(c), shall not exceed $15,000,000; or

                     (B) in the event that such net proceeds (less the amount thereof previously applied in accordance with this subdivision
                (iii)(B) and the amount thereof equal to the purchase price of any assets acquired to the extent that (1) such assets were
                                                        -
                acquired within 180 days prior to the date of such disposal of property, (2) the purchase price of such assets was not
                           -
                previously applied to reduce the amount of net proceeds of property disposed of under this Section 10.7(c), (3) such assets
                                                                  -
                were acquired for subsequent replacement of the property so disposed of or may be productively used in the United States in the conduct of the Business, (4) such assets are subject to the
                                              -
                Lien of the Security Documents, and (5) to the extent such
                                                     -
                assets were acquired (in whole or in part) with borrowed money, such borrowing has been repaid in full) during the current fiscal year exceed $5,000,000 or, when aggregated with such net proceeds of all prior transactions under this Section 10.7(c), exceed $15,000,000 (the larger amount of such excess net proceeds actually realized being herein called "Excess Proceeds"), the Company shall promptly pay over to the Trustee under the Trust Agreement such Excess Proceeds not at the time held by the Trustee for application by the Trustee (x) within
                                                                    -
                180 days of the date of the disposal or loss of property to the acquisition of assets in replacement of the property so disposed of or lost or of assets which may be productively used in the United States in the conduct of the Business (and such newly acquired assets shall be subjected to the Lien of the Security Documents) or to the cost of Restoration (as defined in the Mortgages), or (y) to the extent of Excess Proceeds not
                                    -
                applied pursuant to the immediately preceding clause (x), to the payment and/or prepayment of the Notes, the 1995 Notes and Parity Debt, if any, pursuant to Section 9.1 and/or 9.3, all as provided in Section 4(d) of the Trust Agreement and such Section
                9.1 and/or 9.3, and the Trustee shall have received an Officers' Certificate from the general partner of the Company certifying that the consideration received for such property is at least equal to its fair value (as determined in good faith by the general partner of the Company) and that such consideration has been applied in accordance with the terms of this Agreement, and

                (iv) in the case of any sale, lease or other disposition of Mortgaged Property which includes real property (or any interest therein), or any sale, lease or other disposition of Mortgaged Property resulting in the aggregate net proceeds of all such sales, leases or other dispositions exceeding $10,000,000, the Trustee shall have received an Officers' Certificate from the general partner of the Company certifying that such sale, lease or other disposition is in the best interest of the Company and will not have a Material Adverse Effect.

          Notwithstanding the foregoing, the Company and any Restricted Subsidiary may sell or dispose of (i) real property assets sold or disposed of
                                   -
within 12 months of the acquisition of such assets, and (ii) all other assets
                                                         --
sold or disposed of within 6 months of the acquisition of such assets, in each case constituting a portion of an acquired business, if (y) such
                                                         -
assets are specifically designated to the holders of any Notes in writing prior to such acquisition as assets to be disposed of, and (z) the Trustee shall have
                                                      -
received an Officers' Certificate from the general partner of the Company certifying that the consideration received for such property is at least equal to its fair value (as determined in good faith by the general partner of the Company). Such sales under this paragraph will not be applied towards the annual or cumulative limitations in subdivision (c) of this Section 10.7. The holders of Notes agree to take all actions necessary to cause dispositions of Mortgaged Property made in compliance with this Section 10.7 to be made free and clear of the liens created by the Security Documents.

          10.8.  Partnership or Corporate Existence, etc.; Business.  (a)  (i)
                 --------------------------------------------------         -
The Company will at all times preserve and keep in full force and effect its partnership existence and (subject to the provisions of subdivision (b) of this
Section 10.8) its status as a partnership not taxable as a corporation for federal income tax purposes; (ii) the Company will cause each Restricted
                              --
Subsidiary to keep in full force and effect its partnership or corporate existence; and (iii) the Company will, and will cause each Restricted Subsidiary
                ---
to, at all times preserve and keep in full force and effect all of its material rights and franchises (in each case except as otherwise specifically permitted in Sections 10.6 and 10.7 and except that the partnership or corporate existence of any Restricted Subsidiary, and any right or franchise of the Company or any Restricted Subsidiary, may be terminated if, in the good faith judgment of the general partner of the Company, such termination is in the best interest of the Company, is not disadvantageous to the holders of the Notes in any material respect and would not have a Material Adverse Effect).

          (b) The Company shall not be obligated to preserve its status as a partnership not taxable as a corporation for federal income tax purposes if (i)
                                                                             -
the Company's failure to preserve such status shall be the result of an amendment to the tax laws enacted by the Congress of the United States and (ii)
                                                                            --
after giving effect to the loss of such status the ratio of Consolidated Cash Flow to Maximum Consolidated Pro Forma Debt Service, determined as of the date of the loss of such status, would be greater than 1.1 to 1.0, assuming, for the purposes of the computation of Consolidated Cash Flow, that Consolidated Cash Flow would be reduced by taxes at the applicable tax rate of the Company for such period had the Company been taxable as a corporation.

          (c) The Company will not, and will not permit any Restricted Subsidiary to, engage in any lines of business other than the Business as described in the Registration Statement and other activities incidental or related to the Business.

          10.9.  Payment of Taxes and Claims.  The Company will, and will cause
                 ---------------------------
each Subsidiary to, pay all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits when the same become due and payable, but in any event before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets, and promptly reimburse the holders of the Notes for any such taxes, assessments, charges or claims paid by them; provided that no such tax, assessment, charge or claim need
                     --------
be paid or reimbursed if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of the general partner of the Company.

          10.10.  Compliance with ERISA.  The Company will not, and will not
                  ---------------------
permit any Subsidiary or Related Person of the Company to:

          (a)  (i) engage in any transaction in connection with which the
                -
     Company or any Subsidiary could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) terminate (within the meaning of Title IV of ERISA)
                        --
     or withdraw from any Plan in a manner, or take, or fail to take, any other action with respect to any Plan (including, without limitation, a substantial cessation of operations within the meaning of Section 4062(e) of ERISA), (iii) establish, maintain, contribute to or become obligated to
                 ---
     contribute to any welfare benefit plan (as defined in Section 3(1) of ERISA) or other welfare benefit arrangement which provides post-employment benefits, which cannot be unilaterally terminated by the Company, (iv) fail
                                                                        --
     to make full payment when due of all amounts which, under the provisions of any Plan or applicable law, the Company or any Subsidiary or Related Person of the Company is required to pay as contributions thereto, result in the imposition of a Lien or permit to exist any material accumulated funding deficiency, whether or not waived, with respect to any Plan or (v)
                                                                             -
     engage in any transaction in connection with which the Company, any Subsidiary or any Related Person of the Company could be subject to liability pursuant to section 4069(a) or 4212(c) of ERISA, if, as a result of any such event, condition or transaction described in clauses (i) through (v) above, either individually or together with any other such event or condition, could result in (x) the imposition of a Lien on any
                                          -
     assets or property of the Company or (y) any liability to the Company, any
                                           -
     Subsidiary
     or any Related Person of the Company, which liability could have a Material Adverse Effect; or

          (b) as of any date of determination (i) permit the amount of unfunded
                                               -
     benefit liabilities under any Plan maintained at such time by the Company or any Subsidiary or Related Persons of the Company to exceed the current value of the assets of any such Plan or (ii) permit the aggregate liability
                                              --
     incurred by the Company and any Subsidiary and Related Persons of the Company pursuant to Title IV of ERISA with respect to one or more terminations of, or one or more complete or partial withdrawals from, any Plan to exceed $1,000,000.

As used in this Section 10.10, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, the term "current value" has the meaning specified in Section 3 of ERISA and the terms "benefit liabilities" and "amount of unfunded benefit liabilities" have the meanings specified in Section 4001 of ERISA.

          10.11.  Maintenance of Properties; Insurance.  To the extent required
                  ------------------------------------
by the Security Documents, the Company will maintain or cause to be maintained in working order and condition, in accordance with normal industry standards, all properties used or useful in the business of the Company and the Restricted Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. To the extent required by the Security Documents, the Company will maintain or cause to be maintained, with Permitted Insurers, insurance with respect to its properties and business and the properties and business of the Restricted Subsidiaries of the types and in the amounts specified in the Security Documents and the Trustee shall be named as an additional insured party on each insurance policy obtained or maintained pursuant thereto.

          10.12.  Operative Agreements; Security Documents.  The Company will,
                  ----------------------------------------
and will cause each Restricted Subsidiary to, perform and comply with all of its obligations under each of the Operative Agreements to which it is a party, will enforce each such Operative Agreement against each other party thereto and will not accept the termination of any such Operative Agreement, unless the taking of or omitting to take any such action would not have a Material Adverse Effect, and will not amend, modify or supplement any Operative Agreement without the prior written consent of the Required Holders, provided that (i) the MLP
                                               --------       -
Agreement and the Partnership Agreement may be amended, modified or supplemented without the prior written consent of the Required Holders if such amendment, modification or supplement would not have a Material Adverse Effect and the Company shall have delivered to each holder of any Notes a copy of such proposed amendment, modification or supplement together with an Officer's

Certificate describing such proposed amendment, modification or supplement and confirming that such proposed amendment, modification or supplement would not have a Material Adverse Effect and (ii) the Bank Credit Facilities may be
                                    --
amended, modified or supplemented without the prior written consent of the Required Holders if such amendment, modification or supplement may be made without the written consent of any holders of the Notes under the Trust Agreement.

          10.13.  Chief Executive Office.  The Company will not move its chief
                  ----------------------
executive office and the office at which it maintains its records relating to the transactions contemplated by this Agreement and the Security Documents unless (a) not less than 45 days' prior written notice of its intention to do
        -
so, clearly describing the new location, shall have been given to the Trustee and each holder of a Note and (b) such action, reasonably satisfactory to the
                               -
Trustee and each holder of a Note, to maintain any security interest in the property subject to the Security Documents at all times fully perfected and in full force and effect shall have been taken.

          10.14.  Recordation.  The Company will promptly, but in any event
                  -----------
within 30 days from the date of the Closing, cause to be duly recorded, published, registered and filed all Security Documents (in each case, not previously recorded, published, registered or filed in accordance with Section 4.8), in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and first priority security interests of the parties thereto and their respective successors and assigns in all of the Mortgaged Property. The Company will pay all taxes, fees and other charges then due in connection with the execution, delivery, recording, publishing, registration and filing of such documents or instruments in such places.

          10.15.  Information Required by Rule 144A.  The Company covenants that
                  ---------------------------------
it will, upon the prior written request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act of 1933, as amended, in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. For the purpose of this Section 10.16, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act of 1933, as amended.

          10.16.  Covenant to Secure Notes Equally.  The Company covenants that,
                  --------------------------------
if it or any Restricted Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of
Section 10.2 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 18), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured, it being understood that the provision of such equal and ratable security shall not constitute a cure or waiver of any related Event of Default.

          10.17.  Compliance with Laws.  The Company will, and will cause each
                  --------------------
Subsidiary to, comply with all applicable statutes, rules, regulations, and orders of, and all applicable restrictions imposed by, the United States of America, foreign countries, states, provinces and municipalities, and of or by any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, and of or by any court, arbitrator or grand jury, in respect of the conduct of their respective businesses and the ownership of their respective properties or business (including, without limitation, Environmental Laws), except such as are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor or the failure to so comply would not be expected to have a Material Adverse Effect.

          10.18.  Further Assurances.  At any time and from to time promptly,
                  ------------------
the Company shall, at its expense, execute and deliver to each holder of a Note and to the Trustee such further instruments and documents, and take such further action, as the holders of the Notes may from time to time reasonably request, in order to further carry out the intent and purpose of this Agreement and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the holders of the Notes, including, without limitation, the execution, delivery and recordation and filing of security agreements and financing statements and continuation statements under the Uniform Commercial Code of any applicable jurisdiction.

          10.19.  Subsidiaries.  (a)  The Company may designate any Restricted
                  ------------
Subsidiary or newly acquired or formed Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary or newly acquired or formed Subsidiary as a Restricted Subsidiary, in each case subject to satisfaction of the following conditions:

                (i) immediately before and after giving effect to such designation no condition or event shall exist which constitutes an Event of Default or Potential Event of Default;

                (ii)  immediately after giving effect to such designation, (1)
                                                                            -
          (other than in the case of a designation of an Unrestricted Subsidiary that does not have any Indebtedness as a Restricted Subsidiary), the Company would be permitted to incur at least $1 of additional Indebtedness in compliance with subdivisions (i) and (ii) of Section 10.1(f), (2) the Company and the Restricted Subsidiaries would not be
                    -
          liable with respect to Indebtedness or any Guarantee, would not own any Investments and their property would not be subject to any Lien which is not permitted by this Agreement and (3) substantially all of
                                                        -
          the Company's assets will be located, and substantially all of the Company's business will be conducted, in the United States;

                (iii) in the case of a designation as an Unrestricted Subsidiary, (x) if such designation (and all other prior designations
                       -
          of Restricted Subsidiaries or newly acquired or formed Subsidiaries as Unrestricted Subsidiaries during the current fiscal year) were deemed to constitute a sale by the Company of all the assets of the Subsidiary so designated, such sale would be in compliance with subdivision (iii)(A) of Section 10.7(c) and (y) if such designation
                                                       -
          (and all other prior designations of Restricted Subsidiaries or newly acquired or formed Subsidiaries as Unrestricted Subsidiaries during the current fiscal year) were deemed to constitute an Investment by the Company in respect of all the assets of the Subsidiary so designated, such Investment would be in compliance with Section 10.3(c), in each case with the net proceeds of such sale or the amount of such Investment being deemed to equal the net book value of such assets in the case of a Restricted Subsidiary or the cost of acquisition or formation in the case of a newly acquired or formed Subsidiary, provided, that this subdivision (iii) of this Section
                      --------
          10.19(a) shall not apply to an acquisition or formation by the Company or a Restricted Subsidiary of a newly acquired or formed Unrestricted Subsidiary to the extent such acquisition or formation (1) is funded
                                                                  -
          solely by the net cash proceeds received by the Company from the general partner of the Company or from the Public Partnership as a capital contribution or as consideration for the issuance by the Company of additional partnership interests or (2) the assets involved
                                                          -
          in such acquisition are acquired in exchange for additional partnership interests of the Company or the Public Partnership;

                (iv) in the case of a designation of a Restricted Subsidiary as an Unrestricted Subsidiary, such Restricted Subsidiary shall not have been an

          Unrestricted Subsidiary prior to being designated a Restricted Subsidiary;

                (v) in the case of a designation of an Unrestricted Subsidiary as a Restricted Subsidiary, such Unrestricted Subsidiary at the time of such designation has a positive Consolidated Net Worth; and

                (vi) the Company shall deliver to each holder of Notes, within 20 Business Days after any such designation, an Officer's Certificate stating the effective date of such designation and confirming compliance with the provisions of this Section 10.19.

          In the case of the designation of any Unrestricted Subsidiary as a Restricted Subsidiary, such new Restricted Subsidiary shall be deemed to have

(a) made or acquired all Investments owned by it, and (b) incurred all
 -                                                     -
Indebtedness owing by it and all Liens to which it or any of its properties are subject, on the date of such designation.

          (b) The Company will cause each Restricted Subsidiary, at the time it is or is deemed to be designated as a Restricted Subsidiary, to (i) become a
                                                                 -
party to the Company Security Agreement and the Subsidiary Guarantee Agreement by execution of a Supplemental Agreement and (ii) enter into such documents as
                                              --
may be necessary or as you may request in form and substance satisfactory to the Required Holders as may be acceptable to you and the Other Purchasers in order to secure such Restricted Subsidiary's obligations under the Subsidiary Guarantee Agreement with all or substantially all of the assets of such Restricted Subsidiary.

          (c) The Company will not own any Subsidiaries other than Wholly-Owned Subsidiaries satisfying the requirements in clauses (a), (b) and (c) of the definition of Restricted Subsidiary.

          10.20.  Rating.  If Petro shall voluntarily withdraw from or sell its
                  ------
interest in the general partner of the Company or the general partner of the Company shall no longer own at least 1,200,000 Common or Subordinated Units of the Public Partnership, then the Company at its expense shall promptly, but in any event within 20 Business Days from the date of any such event or condition, have the Notes re-rated by an Approved Rating Agency.

          10.21.  Accounting Changes.  The Company will not, and will not suffer
                  ------------------
or permit any Restricted Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP. The Company will, and will cause each Restricted Subsidiary to, cause its fiscal year to end on September 30 in each year.

          10.22.  Certain Real Property.  Without affecting the obligations of
                  ---------------------
the Company or any of the Subsidiaries under any of the Security Documents, in the event that the Company or any Subsidiary, at any time after the date hereof, whether directly or indirectly, acquires any interest in any real property, including any fee or other ownership interest in one or more properties with an aggregate cost in excess of $50,000, or any interest under one or more leases of real property for a term in excess of three years and involving aggregate average payments in excess of $100,000 per annum (each such interest, an "After
                                                                          -----
Acquired Property"), the Company will, or will cause such Subsidiary to, as soon
-----------------
as practical provide written notice thereof to each holder of a Note, setting forth with specificity a description of such After Acquired Property, the location of such After Acquired Property, any structures or improvements thereon and an appraisal or its good-faith estimate of the current value of such real property ("Current Value"). The Required Holders may require the Company or the
           -------------
applicable Subsidiary to grant and record a mortgage in favor of the Trustee on such After Acquired Property, provided that no new mortgage on such After
                              --------
Acquired Property shall be required if the costs that would be incurred as a result thereof are excessive in relation to the benefits that would be conferred thereby. In the event a mortgage is granted, the Company or such Subsidiary shall execute and deliver to the Trustee a mortgage, together with such documents or instruments as the Required Holders shall require. In no event shall any title insurance policy for any such After Acquired Property be in an amount which is less than the Current Value of such After Acquired Property.
If, at any time, the aggregate cost to the Company and the Subsidiaries of each interest in real property (x) acquired by the Company or any Subsidiary, whether
                           -
directly or indirectly, at any time after May 31, 1996, at a cost equal to or less than $50,000, (y) at such time, owned directly or indirectly by the Company
                    -
or any Subsidiary and (z) for which a mortgage in favor of the Trustee is not in
                       -
effect (the "Aggregate Cost of Unmortgaged Property"), exceeds $500,000, the Company will as soon as practical, and in any event within 10 Business Days, provide written notice thereof to each holder of a Note, setting forth with specificity a description of each such interest in real property, the location of such real property and an appraisal or its good-faith estimate of the current value of each such real property. The Required Holders may require the Company or the applicable Subsidiary to grant and record a mortgage in favor of the Trustee on one or more of such real property so that the Aggregate Cost of Unmortgaged Property does not exceed $500,000, provided that no new mortgage on
                                               --------
any such real property shall be required if the costs that would be incurred as a result thereof are excessive in relation to the benefits that would be conferred thereby. In the event a mortgage is required, the Company or such Subsidiary shall execute and deliver to the Trustee a mortgage, together with such documents or instruments as the Required Holders shall require. Further, with regard to any interest in real property, including any fee or other ownership interest in real property or any material lease of real property, currently owned or held by the Company or any Subsidiary and which is not encumbered by a mortgage (each such interest, an "Existing Unmortgaged Property"), upon the written request of the Required
 -----------------------------
Holders, the Company will, or will cause any applicable Subsidiary to, execute and deliver to the Trustee a mortgage, together with such documents or instruments as the Required Holders shall require. In no event shall the title insurance policy for any such Existing Unmortgaged Property be in an amount which is less than the Current Value of such Existing Unmortgaged Property. The Company shall pay all fees and expenses, including reasonable attorneys' fees and expenses and expenses of any customary environmental due diligence, and all title insurance charges and premiums, in connection with the obligations of the Company and the Subsidiaries under this Section 10.22.

          10.23.  Sale and Lease-Back Transactions.  The Company will not, and
                  --------------------------------
will not cause or permit any of the Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          10.24.  Acquisitions.  Except as otherwise permitted by Section 10.7,
                  ------------
the Company will not, and will not cause or permit any of the Restricted Subsidiaries to, purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that (a) the Company and any of the Restricted Subsidiaries may
                     -
purchase inventory in the ordinary course of business and (b) the Company or any
                                                           -
Restricted Subsidiary may engage in any such acquisition if no Event of Default or Potential Event of Default has occurred and is continuing at the time of any such acquisition or would occur immediately after giving effect thereto.

          10.25.  Impairment of Security Interests.  The Company will not, and
                  --------------------------------
will not permit any of the Subsidiaries to, take or omit to take any action, which action or omission might or would have the result of materially impairing the security interests in favor of the Trustee with respect to the Mortgaged Property, and the Company will not, and will not permit any of the Subsidiaries to, grant to any Person (other than the Trustee) any interest whatsoever in the Mortgaged Property.

          10.26.  Limitation on Restrictions on Subsidiary Dividends, etc.  The
                  -------------------------------------------------------
Company will not, and will not cause or permit any of the Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other
                                         -
distributions on or in respect of its capital stock, or pay any indebtedness owed to the Company or any Restricted Subsidiary, (b) make loans or advances to
                                                    -
the Company or any Restricted Subsidiary or (c) transfer any of its properties
                                             -
or assets to the Company or any Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) customary non-
                                                             -
assignment provisions in any lease governing a leasehold interest or other contract entered into in the ordinary course of business consistent with past practices or (ii) this Agreement or any other Operative Agreement.
              --

          10.27.  No Other Negative Pledges.  The Company will not, and will not
                  -------------------------
cause or permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any agreement prohibiting the creation or assumption of any Lien upon the properties or assets of the Company or any Restricted Subsidiary, whether now owned or hereafter acquired, or requiring an obligation to be secured if some other obligation is secured, except for the this Agreement, the 1995 Note Agreements and the Bank Credit Facilities.

          10.28.  Sales of Receivables.  The Company will not, and will not
                  --------------------
cause or permit any of the Restricted Subsidiaries to, sell with recourse, discount or otherwise sell or dispose of its notes or accounts receivable, except for accounts receivable consisting of assets of an operating unit sold as a going concern in accordance with all other provisions of this Agreement.

          10.29.  Fixed Price Supply Contracts; Certain Policies.  (a) The
                  ----------------------------------------------    -
Company will not, and will not permit any of the Restricted Subsidiaries to, at any time be a party or subject to any contract for the purchase or supply by such parties of propane or other product except where (i) the purchase price is
                                                       -
set with reference to a spot index or indices substantially contemporaneously with the delivery of such product or (ii) delivery of such propane or other
                                      --
product is to be made no more than one year after the purchase price is agreed to.

          (b)  The Company will not amend, modify or waive the trading policy or
           -
supply inventory position policy existing as of the date of Closing, except that the Company may amend its supply inventory position policy such that such policy provides that neither it nor any of the Restricted Subsidiaries will hold on hand more than 90 days' of commodities inventory. The Company will provide each holder of a Note with prompt written notice of any such new commodity hedging agreement or any such change in such policy. Subject to the foregoing exception, the Company and the Restricted Subsidiaries will comply in all material respects with such policies at all times.

          10.30.  Certain Operations.  The Company shall not permit Petro or any
                  ------------------
of its Affiliates (other than the Company and the Restricted Subsidiaries) to acquire a business which derives any revenues from the sale of propane if, after giving effect to such acquisition, Petro's Pro Forma Propane Volumes would equal or exceed the lesser of (a) 15% of the Company's reported propane volumes sold
                         -
for the most recently completed four fiscal quarters which ended at least 90 days prior to the date of such acquisition and (b) 15 million gallons of propane
                                                -
(such lesser amount, the "maximum permitted amount"). If as a result of an acquisition, Petro's Pro Forma Propane Volumes exceeds the maximum permitted amount, Petro shall not be in violation of this Section 10.30 if within the period of 90 days following such acquisition it completes the disposition of sufficient propane volume to reduce Petro's Pro Forma Propane Volumes below the maximum permitted amount. For purposes of this Section 10.30, "Petro's Pro Forma Propane Volumes" shall mean the actual propane volumes sold by Petro and any of its Affiliates (other than the Company and the Restricted Subsidiaries) for the most recently completed four fiscal quarters which ended at least 90 days prior to the date of determination plus the propane volumes sold of the propane business to be acquired for the most recently completed four fiscal quarters which ended at least 90 days prior to the date of determination. In addition, in the event Petro or any of its Affiliates (other than the Company and the Restricted Subsidiaries) owns a propane business, the Company shall not permit Petro or any such Affiliate to accept as a customer (except for de
                                                                       --
minimis, unintentional and isolated acceptances) any Person who is (or was
-------
during the last billing cycle of the Company and the Restricted Subsidiaries) a customer of the Company and the Restricted Subsidiaries.

          10.31.  Independent Corporate Existence.  Except as set forth on
                  -------------------------------
Schedule 10.31, (a) the Company shall maintain, and shall cause each of its
                 -
Subsidiaries to maintain, books, records and accounts that are separate from the books, records and accounts of Petro or any of its Subsidiaries (other than the Company and its Subsidiaries) such that: (i) the revenues of the Company and its
                                          -
Subsidiaries will be credited to the accounts of the Company and its Subsidiaries only; (ii) all expenses incurred by the Company and its
                    --
Subsidiaries shall be paid only from the accounts of the Company and its Subsidiaries (other than those paid by Petro and allocated to the Company in the manner set forth in clause (c) of this Section); (iii) only officers and
                                                  ---
employees of the general partner of the Company , the Company and its Subsidiaries in their capacity as such shall have the authority to make disbursements with respect to the accounts of the Company and its Subsidiaries;
(iv) there shall occur no
 --
sharing of accounts or funds between the Company and its Subsidiaries, on the one hand, and Petro or any of its Subsidiaries (other than the Company and its Subsidiaries), on the other hand; and (v) all cash and funds of the Company and
                                       -
its Subsidiaries shall be managed separately from the cash and funds of Petro or any of its Subsidiaries (other than the Company and its Subsidiaries), and there shall not occur any commingling, including for investment purposes, of funds or assets of the Company and its Subsidiaries with the funds or assets of Petro or any of its Subsidiaries (other than the Company and its Subsidiaries).

          (b)   All full-time employees, consultants and agents of the Company
           -
and its Subsidiaries shall be compensated directly from the bank accounts of the general partner of the Company, the Company and such Subsidiaries for services provided by such employees, consultants and agents and, to the extent any employee, consultant or agent is also an employee, consultant or agent of Petro or any of its Subsidiaries (other than the Company and its Subsidiaries), the compensation of such employee, consultant or agent shall be allocated in accordance with clause (c) of this Section among the Company and its Subsidiaries, on the one hand, and Petro and any of its Subsidiaries (other than the Company and its Subsidiaries), on the other hand, on a basis which reasonably reflects the services rendered to the Company and its Subsidiaries.

          (c)   All overhead expenses (including telephone and  other  utility
           -
charges) for items shared by the Company and its Subsidiaries, on the one hand, and Petro or any of its Subsidiaries (other than the Company and its Subsidiaries), on the other hand, shall be allocated on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use.

          (d)   The Company shall not permit Petro or any of its Subsidiaries
           -
(other than the Company and its Subsidiaries) to be named as a loss payee or additional insured on the insurance policy covering the property of the Company or any of its Subsidiaries, or enter into an agreement with the holder of such policy whereby in the event of a loss in connection with such property, proceeds are paid to Petro and its Subsidiaries (other than the Company and its Subsidiaries).

          10.32.  Damage, Destruction, Taking, Etc.:  In the event of any
                  ---------------------------------
damage, destruction or a taking in respect of all or a portion of the properties subject to any of the Security Documents or in the event there shall be proceeds under title insurance policies with respect to any real property, the Company will not apply any Net Insurance Proceeds (as defined in the Mortgages), self-insurance amounts, Net Awards (as defined in the Mortgages) or title insurance proceeds, if such proceeds (whether resulting from one or a series of events or circumstances) exceed $25,000,000 in the aggregate, to the cost of Restoration (as defined in the Mortgages) or to replacements or other assets without the prior written consent of the Required Holders.

SECTION 11.     EVENTS OF DEFAULT; ACCELERATION.

          If any of the following conditions or events ("Events of Default") shall occur and be continuing:

          (a) the Company shall default in the payment of any principal of or Make Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company shall default in the payment of any interest on any Note or any amount due and payable under any Operating Agreement for more than 5 Business Days after the same becomes due and payable; or

          (c) the Company shall default in the performance of or compliance with any term contained in Section 7(h) or any of Sections 10.1 through 10.8, inclusive and Section 10.10(b); or

          (d) the Company, the general partner of the Company, the Public Partnership or any Restricted Subsidiary shall default in the performance of or compliance with any other term contained in this Agreement or any other Operative Agreement and such default shall not have been remedied within 30 days after such default shall first have become known to any officer of such Person or written notice thereof shall have been received by the Company or the general partner of the Company; or

          (e) any representation or warranty made in writing by or on behalf of the Company or any of its Affiliates in this Agreement, any other Operative Agreement or in any instrument furnished in connection with the transactions contemplated by this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made or deemed made; or

          (f) the Company or any Restricted Subsidiary (as principal or guarantor or other surety) shall default in the payment of any amount of principal of or premium or interest on the Bank Credit Facilities, or other Indebtedness which is outstanding in a principal amount of at least $2,000,000 in the aggregate (other than the Notes); or any event shall occur or condition shall exist in respect of the Bank Credit Facilities, or other Indebtedness which is outstanding in a principal amount of at least $2,000,000 or under any evidence of any such Indebtedness or of any mortgage, indenture or other agreement relating to the Bank Credit Facilities or such other Indebtedness the effect of which is to cause (or to permit one or more Persons to cause) such Bank Credit Facilities or other Indebtedness to become due before its stated maturity or before its regularly scheduled dates of payment or to permit the holders thereof to cause the Company or any Restricted Subsidiary to repurchase or repay such Bank Credit Facilities or other Indebtedness, and such default, event or condition shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

          (g) filing by or on the behalf of the Company or the general partner of the Company of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar act or law, state or federal, now or hereafter existing ("Bankruptcy Law"), or any action by the Company or the general partner of the Company for, or consent or acquiescence to, the appointment of a receiver, trustee or other custodian of the Company, or the general partner of the Company, or of all or a substantial part of its property; or the making by the Company or the general partner of the Company of any assignment for the benefit of creditors; or the admission by the Company or the general partner of the Company in writing of its inability to pay its debts as they become due; or

          (h) filing of any involuntary petition against the Company or the general partner of the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under any Bankruptcy Law and an order for relief by a court having jurisdiction in the premises shall have been issued or entered therein; or any other similar relief shall be granted under any applicable Federal or state law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers over the Company or the general partner of the Company or over all or a part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or the general partner of the Company or of all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or the general partner of the Company; and continuance of any such event for 60 consecutive days unless dismissed, bonded to the satisfaction of the court having jurisdiction in the premises or discharged; or

          (i) filing by or on the behalf of any Restricted Subsidiary of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any Bankruptcy Law, or any action by any Restricted Subsidiary for, or consent or acquiescence to, the appointment of a receiver, trustee or other custodian of such Restricted Subsidiary or of all or a substantial part of its property; or the making by any Restricted Subsidiary of any assignment for the benefit of creditors; or the admission by any Restricted Subsidiary in writing of its inability to pay its debts as they become due; or

          (j) filing of any involuntary petition against any Restricted Subsidiary in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under any Bankruptcy Law and an order for relief by a court having jurisdiction in the premises shall have been issued or entered therein; or any other similar relief shall be granted under any applicable Federal or state law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers over any Restricted Subsidiary or over all or a part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of any Restricted Subsidiary or of all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Restricted Subsidiary; and continuance of any such event for 60 consecutive days unless dismissed, bonded to the satisfaction of the court having jurisdiction in the premises or discharged; or

          (k) a final judgment or judgments (which is or are non-appealable or which has or have not been stayed pending appeal or as to which all rights to appeal have expired or been exhausted) shall be rendered against the Company or any Restricted Subsidiary for the payment of money in excess of $1,000,000 in the aggregate and any one of such judgments shall not be discharged or execution thereon stayed pending appeal within 45 days after the date due, or, in the event of such a stay, such judgment shall not be discharged within 30 days after such stay expires or any action shall be legally taken by a judgment creditor to levy upon the assets or properties of the Company or any Restricted Subsidiary to enforce any such judgment; or

          (l) any of the Operative Agreements shall at any time, for any reason, cease to be in full force and effect or shall be declared to be null and void in whole or in any material part by the final judgment (which is non-appealable or has not been stayed pending appeal or as to which all rights to appeal have expired or been exhausted) of any court or other governmental or regulatory authority having jurisdiction in respect thereof, or if the validity or the enforceability of any of the Operative Agreements shall be contested by or on behalf of the Company, the General Partner, the general partner of the Company, the Public Partnership or any Restricted Subsidiary, or the Company, the General Partner, the general partner of the Company, the Public Partnership or any Restricted Subsidiary shall renounce any of the Operative Agreements, or deny that it is bound by the terms of any of the Operative Agreements; or

          (m) any order, judgment or decree is entered in any proceedings against the Company decreeing a split-up of the Company which requires the divestiture of assets of the Company or the divestiture of the stock of a Restricted Subsidiary which would not be permitted if such divestiture were considered a partial disposition of assets pursuant to Section 10.7(c) and such order, judgment or decree shall not be dismissed or execution thereon stayed pending appeal within 30 days after entry thereof, or, in the event of such a stay, such order, judgment or decree shall not be discharged within 30 days after such stay expires; or

          (n) there shall occur at any time a change in Legal Requirements specifically applicable to the Company or to the Business or to the business of the wholesale and retail sale, distribution and storage of propane gas and related petroleum derivative products and the related retail sale of supplies and equipment, including home appliances which would have a Material Adverse Effect (other than on the prospects (financial or otherwise) of the Company or the Business) and 60 days after the earlier of (i) such occurrence shall first have become known to any
                     -
     officer of the Company or the general partner of the Company or (ii)
                                                                      --
     written notice thereof shall have been received by the Company or the general partner of the Company from any holder of any Note, such Material Adverse Effect shall be continuing; or

          (o) any Lien purported to be created by any Security Document shall cease to be, or shall for any reason be asserted by the Company, the general partner of the Company or any Restricted Subsidiary not to be, a valid, perfected, first priority Lien on the securities, properties or assets covered thereby, other than as a result of an act or omission of the Trustee or any holder of a Note; or

     (p) any governmental authority revokes or fails to renew any material license, permit or franchise of the Company or any Restricted Subsidiary, or the Company or any Restricted Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Restricted Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise;

then, (x) upon the occurrence of any Event of Default described in subdivision
       -
(g) or (h) of this Section 11, the unpaid principal amount of and accrued interest on the Notes shall automatically become due and payable, or, (y) upon
                                                                       -
the occurrence and continuance of any other Event of Default, any holder or holders of 50% or more in principal amount of the Notes at the time outstanding, may at any time (unless all defaults shall theretofore have been remedied in accordance with the terms hereof) at its or their option, by written notice or notices to the Company, declare all the Notes to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon and, to the extent permitted by applicable law, the applicable Make Whole Amount, if any, with respect to such Notes, all without presentment, demand, protest or further notice, which are hereby waived, provided that during the existence of an Event of Default described in
--------
subdivision (a) or (b) (insofar as it relates to interest on any Note) of this
Section 11, any holder of the Notes at the time outstanding may, at its option, by notice in writing to the Company, declare the Notes then held by such holder to be due and payable, whereupon the Notes then held by such holder shall forthwith mature and become due and payable, together with interest accrued thereon and, to the extent permitted by applicable law, the applicable Make Whole Amount with respect to such Notes.

          At any time after the principal of, and interest accrued on, all the Notes are declared due and payable, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences (other than in respect of any Note which has been individually accelerated pursuant to the proviso contained in the immediately preceding paragraph) if (x)
                                                                              -
the Company has paid all overdue interest on the Notes, the principal of and Make Whole Amount, if any, on any such Notes which have become due otherwise than by reason of such declaration, and interest on such overdue principal and the applicable Make Whole Amount and (to the extent permitted by applicable law) overdue interest, at a rate per annum equal to the rate of interest stated on the face of the Notes plus 2.0%, (y) all Events of Default, other than
                                  -
nonpayment of amounts which have become due solely by reason of such declaration, and all conditions and events which constitute Events of Default or

Potential Events of Default have been cured or waived, and (z) no judgment or
                                                            -
decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement; but no such rescission and annulment shall extend to or affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

SECTION 12.     REMEDIES ON DEFAULT; RECOURSE, ETC.

          In case any one or more Events of Default or Potential Events of Default shall occur and be continuing, (i) the holder of any Note at the time
                                        -
outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and (ii) the Trustee and the holders of the Notes may exercise any
                --
rights or remedies in their respective capacities under the Security Documents in accordance with the provisions thereof. In case of a default in the payment or performance of any provision hereof or of the Notes or of the Security Documents, the Company will pay to the holder of each Note such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements, and any out-of-pocket costs and expenses of any such holder incurred in connection with analyzing, evaluating, protecting, ascertaining, defending or enforcing any of its rights as set forth herein or in any of the Security Documents. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 13.     DEFINITIONS.

          As used herein the following terms have the following respective meanings:

          Administrative Agent:  BankBoston, N.A., in its capacity as
          --------------------
administrative agent for the Banks under the Bank Credit Facilities, and its successors in such capacity.

          Affiliate:  as applied to any Person, any other Person directly or
          ---------
indirectly controlling or controlled by or under common control with such Person, provided that (i) for purposes of this definition, "control" (including,
        --------       -
with correlative meanings, the terms "controlled by" and "under common control with")
as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether as a general partner or through the ownership of voting securities or by contract or otherwise, (ii) as applied to the
                                                   --
Company, the term "Affiliate" shall include Petro, the General Partner and the Public Partnership, and (iii) neither you nor any other Person which is an
                         ---
institution shall be deemed to be an Affiliate of the Company solely by reason of ownership of the Notes or other securities issued in exchange for the Notes or by reason of having the benefits of any agreements or covenants contained in this Agreement or the other Operative Agreements.

          Aggregate Cost of Unmortgaged Property:  the meaning specified in
          --------------------------------------
Section 10.22.

          Approved Rating Agency:  Standard & Poor's Ratings Group, Moody's
          ----------------------
Investor Service, Inc., Duff and Phelps Credit Rating Co. or Fitch Investors Service, Inc.

          Assets:  the assets conveyed to the Company pursuant to the Conveyance
          ------
Agreements and/or the Assets covered by the Security Documents, as the context may require.

          Available Cash:  with respect to any calendar quarter, (a) the sum of
          --------------                                          -
(i) all cash of the Company and the Restricted Subsidiaries on hand at the end
 -
of such quarter and (ii) all additional cash of the Company and the Restricted
                     --
Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter obtained through available borrowings under the Working Capital Facility made after the end of such quarter (provided that such borrowings under the Working Capital Facility shall in no event exceed available borrowings under the Working Capital Facility as of the end of such quarter), less (b) any
                                                                         -
cash reserves in such amounts as the general partner of the Company shall determine to be necessary or appropriate in its reasonable discretion to (A)
                                                                          -
provide for the proper conduct of the business of the Company and the Restricted Subsidiaries (including, without limitation, cash reserves for future capital expenditures) or (B) provide funds for distributions under Sections 5.4(a)(i),
                  -
(ii), and (iii) or 5.4(b)(i) of the MLP Agreement in respect of any one or more of next four quarters or (C) comply with applicable law or any loan agreement
                          -
(including this Agreement), mortgage, security agreement, debt instrument or other agreement or obligation to which the Company or any Restricted Subsidiary is a party or its assets are subject, (including the payment of principal, Make Whole Amount, if applicable, and interest) of the Company in respect of the Notes; provided that Available Cash shall exclude without duplication (x) in
       --------                                                        -
each calendar quarter a reserve equal to at least 50% of the aggregate amount of all interest payments in respect of all Indebtedness of the Company and the Restricted Subsidiaries upon which interest is due semiannually or less frequently to be made in the next quarter (assuming, in the case of Indebtedness incurred under the Bank Credit Facilities and other Indebtedness bearing interest at fluctuating interest rates which cannot be determined in advance, that the interest rate in effect on the last Business Day of the immediately preceding calendar quarter will remain in effect until such Indebtedness is due to be paid), (y) with respect to any
                                                    -
Indebtedness secured equally and ratably with the Notes of which principal is payable annually, in the third calendar quarter immediately preceding each calendar quarter in which any scheduled principal payment is due with respect to such Notes and other Indebtedness (a "principal payment quarter"), a reserve equal to at least 25% of the aggregate amount of all principal to be paid in respect of such Notes and other such Indebtedness secured equally and ratably with the Notes in such principal payment quarter; in the second calendar quarter immediately preceding a principal payment quarter, a reserve equal to at least 50% of the aggregate amount of all principal to be paid in respect of such Notes and other such Indebtedness in such principal payment quarter; and in the calendar quarter immediately preceding a principal payment quarter, a reserve equal to at least 75% of the aggregate amount of all principal to be paid in respect of such Notes and other such Indebtedness in such principal payment quarter, and (z) with respect to the Notes and any other Indebtedness secured
              -
equally and ratably with the Notes of which principal is payable semiannually, in each calendar quarter which immediately precedes a quarter in which principal is payable in respect of such Notes and such Indebtedness a reserve equal to at least 50% of the aggregate amount of all principal to be paid in respect of such Notes and other such Indebtedness in the next quarter; provided further
                                                            --------
that the amount of such reserve specified in clauses (x), (y) and (z) of this definition for principal amounts to be paid shall be reduced by the aggregate principal amount of all binding, irrevocable letters of credit established to refinance such principal amounts.

          Bank Credit Facilities:  that Credit Agreement, dated as of December
          ----------------------
13, 1995, among the Company, BankBoston, N.A., as administrative agent, NationsBank, N.A., as documentation agent and the lenders named therein, and any extension, renewal, refunding or replacement thereof otherwise permitted to be incurred and outstanding under Section 10.1, pursuant to which the Initial Acquisition Facility and the Working Capital Facility will be made available to the Company.

          Bankruptcy Law:  the meaning specified in Section 11(g).
          --------------

          Banks:  the financial institutions listed in the signature pages
          -----
of the Bank Credit Facilities, each assignee which becomes a lender under the Bank Credit Facilities pursuant to the terms thereof and their respective successors.

          Business:  the operation by the Company and its Subsidiaries of the
          --------
wholesale and retail sale, distribution and storage of propane gas and related petroleum derivative products and the related retail sale of supplies and equipment, including home appliances.

          Business Day:  any day other than a Saturday, a Sunday or a day on
          ------------
which commercial banks in New York City are required or authorized by law to be closed.

          Called Principal:  with respect to any Note, the principal of such
          ----------------
Note that is to be prepaid pursuant to Section 9.2, 9.3 or 9.4 or becomes or is declared to be immediately due and payable pursuant to Section 11, as the context requires.

          Capital Lease:  as applied to any Person, any lease of any property
          -------------
(whether real, personal or mixed) by such Person (as lessee or guarantor or other surety) which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

          Cash Collateral Agreement:  the Cash Collateral Agreement, dated as of
          -------------------------
December 13,1995, between the Company and the Administrative Agent, as amended from time to time.

          CERCLA:  the Federal Comprehensive Environmental Response,
          ------
Compensation and Liability Act, as amended.

          Closing:  the meaning specified in Section 3.
          -------

          Code:  the Internal Revenue Code of 1986, as amended from time to
          ----
time.

          Commodity Hedging Agreement(s):  any agreement or arrangement designed
          ------------------------------
solely to protect the Company against fluctuations in the price of propane with respect to quantities of propane that the Company reasonably expects to purchase from suppliers, sell to its customers or need for its inventory during the period covered by such agreement or arrangement.

          Common Units:  as defined in the MLP Agreement.
          ------------

          Company:  the meaning specified in the Introduction and, for purposes
          -------
of calculating any financial test or financial covenant under this Agreement with respect to the period prior to the date of the Closing, "Company" shall mean the General Partner and its Affiliates (to the extent that any such Affiliate operated a portion of the Business).

          Company Security Agreement:  the Pledge and Security Agreement, dated
          --------------------------
as of December 13, 1995, among the Company, the General Partner, the Restricted Subsidiaries and the Trustee, as amended from time to time.

          Confirmation of Parity Debt:  the Confirmation among the Company, the
          ---------------------------
General Partner, the Restricted Subsidiaries party to the Company Security Agreement, the Public Partnership, the Banks, the Administrative Agent under the Bank Credit Facilities, the Documentation Agent under the Bank Credit Facilities, the holders of the 1995 Notes and the Trustee, in the form attached hereto as Exhibit D, as amended from time to time.

          Consolidated Cash Flow:  at any date of determination, for the period
          ----------------------
of four consecutive fiscal quarters most recently completed at least 45 days (except that in connection with any calculation required pursuant to Section 10.4, for the period of four consecutive fiscal quarters most recently completed) prior to such date of determination,

     (i) the sum of, without duplication, the amounts for such period, taken as
      -
     a single accounting period, (a) Consolidated Net Income and (b) all amounts
                                  -                               -
     deducted in arriving at such Consolidated Net Income in respect of (x)
                                                                         -
     interest charges (including amortization of debt discount and expense and imputed interest on Capital Lease obligations), (y) provisions for all
                                                      -
     taxes and reserves (including reserves for deferred income taxes) and (z)
                                                                            -
     non-cash items, less
                     ----

     (ii) without duplication, any non-cash items added in the determination of
      --
     such Consolidated Net Income for such period.

Consolidated Cash Flow shall be calculated after giving effect, on a pro forma basis for the four consecutive fiscal quarters most recently completed at least 45 days (except that in connection with any calculation required pursuant to
Section 10.4, for the period of four consecutive fiscal quarters most recently completed) prior to such date of determination to, without duplication, any asset sales or asset acquisitions (including, without limitation, any asset acquisition giving rise to the need to make such calculation as a result of the Company or any Restricted Subsidiary (including any Person who becomes a Restricted Subsidiary as a result of such asset acquisition) incurring, assuming or otherwise being liable for acquired Indebtedness) occurring during the period commencing on the first day of such four fiscal quarter period to and including the date of determination (the "Reference Period"), as if such asset sale or
                                ----------------
asset acquisition occurred on the first day of the Reference Period; provided,
                                                                     --------
that Consolidated Cash Flow generated by an acquired business or asset shall be determined for the four full fiscal quarters preceding the date of acquisition of such business or asset, on the basis of, without duplication, (a) the historical sales volume of the
                                    -
acquired asset less an estimated post-acquisition loss of sales volume of three percent (3%) minus (b) the actual cost to the Company of the goods sold as
                    -
determined for the volume determined in clause (a) above minus (c) the pro forma
                                                                -
expenses that would have been incurred by the Company in the operation of such acquired business or asset during such period computed on the basis of personnel expenses for employees retained or to be retained by the Company in the operation of such acquired business or asset and non-personnel costs and expenses incurred by the Company or the general partner of the Company in the operation of the Company's business at similarly situated Company facilities or Restricted Subsidiary facilities.

          Consolidated Interest Expense:  as of any date of determination, the
          -----------------------------
total amount payable by the Company and the Restricted Subsidiaries on a consolidated basis, during the period of four consecutive fiscal quarters most recently completed at least 45 days (except that in connection with any calculation required pursuant to Section 10.4, during the period of four consecutive fiscal quarters most recently completed) prior to such date of determination, in respect of all interest charges (including amortization of debt discount and expense and imputed interest on actual payments under Capital Lease obligations) with respect to Indebtedness of the Company and the Restricted Subsidiaries outstanding during such period of four consecutive fiscal quarters.

          Consolidated Net Income:  with reference to any period, the net income
          -----------------------
(or deficit) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries, provided that there
                                                             --------
shall be excluded (a) the income (or deficit) of any Person accrued prior to the
                   -
date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary, (b) the income (or deficit) of any
                                         -
Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of dividends or similar distributions, (c) the
                                                               -
undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary, (d) any restoration to
                                                      -
income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (e) any aggregate net
                                                            -
gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets, and all securities), (f) any write-up of any
                                                       -
asset, (g) any net gain from the collection of the proceeds of life insurance
        -
policies, (h) any gain arising from the acquisition of any securities, or the
           -
extinguishment, under GAAP, of any Indebtedness, of the Company or any Restricted Subsidiary, (i) any net income or gain (but not any net loss) during
                        -
such period from any change in accounting, from any discontinued operations or the disposition thereof, from any extraordinary events or from any prior period adjustments, (j) any deferred credit representing the excess of equity in any
              -
Restricted Subsidiary at the date of acquisition over the cost of the investment in such Restricted Subsidiary, and (k) in the case of a successor to the Company
                                    -
by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

          Consolidated Net Worth:  as to the Company, the amount by which
          ----------------------

           (i) the total assets of the Company and the Restricted Subsidiaries appearing on a consolidated balance sheet of the Company and the Restricted Subsidiaries prepared in accordance with GAAP as of the date of determination (after eliminating all amounts properly attributable to minority interests in the stock and surplus, if any, of the Restricted Subsidiaries) exceeds

          (ii) total liabilities of the Company and the Restricted Subsidiaries appearing on a consolidated balance sheet of the Company and the Restricted Subsidiaries prepared in accordance with GAAP as of the date of determination on a consolidated basis, in each case after eliminating all intercompany transactions; and as to any other Person, the amount by which

           (i) the total assets of such Person and its Subsidiaries appearing on a consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP as of the date of determination (after eliminating all amounts properly attributable to minority interests in the stock and surplus, if any, of its Subsidiaries) exceeds

     (ii) total liabilities of such Person and its Subsidiaries appearing on a consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP as of the date of determination on a consolidated basis, in each case after eliminating all intercompany transactions.

          Consolidated Pro Forma Debt Service:  as of any date of determination,
          -----------------------------------
the total amount payable by the Company and the Restricted Subsidiaries on a consolidated basis, during the four consecutive calendar quarters next succeeding the date of determination, in respect of scheduled principal payments and all interest charges (excluding amortization of debt discount and expense) with respect to Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed to be incurred on such date and to the substantially concurrent repayment of any other Indebtedness, and (a) including actual
                                                     -
payments under Capital Lease obligations, (b) assuming, in the case of
                                           -
Indebtedness (other than Indebtedness incurred under the Bank Credit Facilities) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate in effect on such date will remain in effect throughout such period, (c) assuming in the case of Indebtedness incurred under the Bank
              -
Credit Facilities, that (1) the interest payments payable during such four
                         -
consecutive calendar quarters next succeeding the date of determination will equal the actual interest payments associated with the Bank Credit Facilities during the most recent four fiscal quarters, (2) except for the twelve-month
                                              -
period immediately prior to the termination or final maturity thereof (unless extended, renewed or replaced), no principal payments will be made under the Working Capital Facility and (3) principal payments relating to the Initial
                              -
Acquisition Facility will become due based on the assumption that the conversion to the fixed amortization schedule pursuant to Sections 2.01(c) and 2.01(g) of the Bank Credit Facilities, (d) treating the principal amount of all
                             -
Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement (other than the Bank Credit Facilities) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended and (e) including any other designated debt
                                  -
repayments due within twelve months from such date of determination.

          Conveyance Agreements:  (a) the Contribution, Conveyance and
          ---------------------    -
Assumption Agreement, dated as of December 20, 1995, among the General Partner, the Company, Star Gas Partners, L.P., Stellar Propane Services Corp., Star Gas Silgas of Illinois, Inc. and Silgas Inc. and (b) each of the individual
                                              -
conveyances, assignments and bills of sale delivered to the Company pursuant to the Contribution, Conveyance and Assumption Agreement referred to in the foregoing clause (a).

          Discounted Value:  with respect to the Called Principal of any Note,
          ----------------
the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semi-annual basis) equal to the Reinvestment Yield plus 50 basis points with respect to such Called Principal.

          Documentation Agent:  NationsBank, N.A., in its capacity as
          -------------------
documentation agent for the Banks under the Bank Credit Facilities, and its successors in such capacity.

          Dollar and sign "$":  lawful money of the United States of America.
          -------------------

          Environmental Laws:  applicable federal, state, local and foreign
          ------------------
laws, rules or regulations relating to emissions, discharges, releases or threatened releases of pollutants, con taminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

          ERISA:  the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time.

          Event of Default:  the meaning specified in Section 11.
          ----------------

          Excess Proceeds:  the meaning specified in Section 10.7(c).
          ---------------

          Funded Debt:  as applied to any Person, all Indebtedness of such
          -----------
Person which by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from the date of the initial creation thereof, provided that Funded Debt shall include any Indebtedness which
                  --------
does not otherwise come within the foregoing definition but which is directly or indirectly renewable or extendible at the option of the debtor to a date one year or more (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from the date of the initial creation thereof, provided further that Funded Debt shall not include any Indebtedness under the
-------- -------
Working Capital Facility.

          GAAP:  generally accepted accounting principles in effect in the
          ----
United States from time to time.

          General Partner:  the meaning specified in the Introduction.
          ---------------

          General Partner Guarantee Agreement:  the General Partner Guarantee
          -----------------------------------
Agreement between the General Partner and the Trustee, dated as of December 13, 1995, as amended from time to time.

          general partner of the Company:  the General Partner, so long as it
          ------------------------------
holds a general partner interest in the Company, and any successor to such interest or any part thereof, so long as such successor shall hold such interest or part thereof.

          Guaranty:  as applied to any Person, any direct or indirect liability,
          --------
contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable or any other obligation under any contract which, in economic effect, is substantially equivalent to a guaranty, including, without limitation, any such obligation of a partnership in which such Person is a general partner or of a joint venture in which such Person is a joint venturer, and any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof.

          Hazardous Materials:  any gasoline or petroleum (including crude oil
          -------------------
or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos or asbestos-containing materials, pollutants, contaminants, radioactivity, and any other materials or substances of any kind, whether or not any such substance is defined as hazardous under any Environmental Law, that is regulated pursuant to any Environmental Law or that could give rise to liability under any Environmental Law.

          Indebtedness:  as applied to any Person (without duplication):
          ------------

          (a) any indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed;

          (b) any indebtedness, whether or not for borrowed money, with respect to which such Person has become directly or indirectly liable and which represents the deferred purchase price (or a portion thereof) or has been incurred to finance the purchase price (or a portion thereof) of any property or service or business acquired by such Person, whether by purchase, consolidation, merger or otherwise;

          (c) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition or property, assets or businesses;

          (d) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

          (e) any obligations under Capital Leases to the extent such obligations would, in accordance with GAAP, appear on a balance sheet of such Person;

          (f) any indebtedness, whether or not for borrowed money, secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, provided that the amount of
                                                  --------
     such Indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as determined in good faith by such Person) of the property subject to such Lien;

          (g) all redeemable capital stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends;

          (h) any preferred stock of any Subsidiary of such Person valued at the sum of the liquidation preference thereof or any mandatory redemption payment obligations in respect thereof plus, in either case, accrued dividends thereon;
     ----

          (i) any indebtedness of the character referred to in clause (a) through (h) of this definition deemed to be extinguished under GAAP but for which such Person remains legally liable; and

          (j) any indebtedness of any other Person of the character referred to in clause (a) through (i) of this definition with respect to which the Person whose Indebtedness is being determined has become liable by way of a Guaranty.

Notwithstanding the foregoing, in determining the Indebtedness of the Company and the Restricted Subsidiaries, there shall be excluded all undrawn letters of credit (not yet due and payable), trade accounts payable, accrued interest and other accrued expenses and customer credit balances arising in the ordinary course of business on ordinary terms.

          Initial Acquisition Facility:  that Initial Acquisition Facility under
          ----------------------------
the Bank Credit Facilities which shall permit borrowings thereunder in an aggregate amount of up to $25,000,000 and which shall be secured by the Mortgaged Property pursuant to the Security Documents, and any extension, renewal, refunding or replacement thereof otherwise permitted to be incurred and outstanding under Section 10.1.

          Intercompany Notes:  any and all promissory notes of a Restricted
          ------------------
Subsidiary issued to the Company or to another Restricted Subsidiary, in the form attached as Exhibit P to the 1995 Note Agreements or such other form as may be satisfactory to the Required Holders, representing all Indebtedness of such Restricted Subsidiary to the Company or such other Restricted Subsidiary, as the case may be.

          Interest Rate Agreement:  any interest rate swap agreement, interest
          -----------------------
rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed solely to protect the Company against fluctuations in interest rates on Indebtedness outstanding under the Bank Credit Facilities entered into with one or more of the banks party to the Bank Credit Facilities.

          Inventory:  goods held by a Person for sale or lease or to be
          ---------
furnished under contracts of service or if such Person has so furnished them, or if they are raw materials, work in process or materials used or consumed in the Business (but not goods which are, or may become, fixed assets, or which have a relatively long period of use).

          Investment:  as applied to any Person, any direct or indirect purchase
          ----------
or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person prepared in accordance with GAAP, including, without limitation, any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest. For the purposes of Section 10.3(b), the amount involved in Investments made during any period shall be the aggregate cost to the Company of all such Investments made during such period, determined in accordance with GAAP, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of such investments and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which such Investments were made, less any net return of capital realized during such period upon the sale, repayment or other liquidation of such Investment (determined in accordance with GAAP, but without regard to any amounts received during such period as earnings (in the form of dividends not constituting a return of capital, interest or otherwise) on such Investment) or as loans from any Person in whom such Investments have been made.

          Investment Grade:  in any case, the lowest of (i) in the case of a
          ----------------                               -
rating conducted by Standard & Poors Ratings Group, a rating of at least BBB- or PPR2-, (ii) in the case of a rating conducted by Duff and Phelps Credit Rating
        --
Co. or Fitch Investors Service, Inc., a rating of at least BBB- or (iii) in the
                                                                    ---
case of a rating conducted by Moody's Investor Service, Inc., a rating of at least Baa3.

          Legal Requirement:  any law, statute, ordinance, decree, requirement,
          -----------------
order, judgment, rule or regulation (or published official interpretation by any governmental authority of any of the foregoing) of any governmental authority.

          Lien:  as to any Person, any mortgage, lien (statutory or otherwise),
          ----
pledge, reservation, right of entry, encroachment, easement, right of way, restrictive covenant, license, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement with respect to any of the foregoing which names such Person as debtor, or the signing of any security agreement with respect to any of the foregoing authorizing any other party as the secured party thereunder to file any financing statement or any other agreement to give or grant any of the foregoing. For the purposes of this Agreement, a Person shall be deemed to be the owner of any asset which it has placed in trust for the benefit of the holders of Indebtedness of such Person and such trust shall be deemed to be a Lien if such Person remains legally liable therefor, notwithstanding that such Indebtedness is or may be deemed to be extinguished under GAAP.

          Lockbox Agreements:  any and all agreements among any bank, in its
          ------------------
capacity as the depository bank, the Company or a Restricted Subsidiary and the Trustee in substantially the form attached hereto as Exhibit Q to the 1995 Note Agreements, as amended from time to time.

          Make Whole Amount:  with respect to any Note, an amount equal to the
          -----------------
excess, if any, of the Discounted Value of the Remaining Scheduled Payments of the Called Principal of such Note over such Called Principal. The Make Whole Amount shall in no event be less than zero.

          Material Adverse Effect:  a material adverse effect on (a) the
          -----------------------                                 -
business, operations, property, condition (financial or otherwise) or prospects (financial or otherwise) of the Company or the Business, (b) the ability of the
                                                          -
Company, the General Partner or any Restricted Subsidiary to perform its obligations under this Agreement or any other Operative Agreement, or (c) the
                                                                       -
validity, enforceability, perfection or priority of this Agreement or any other Operative Agreement or of the rights or remedies of the holder of any Notes or the Trustee.

          Maximum Consolidated Pro Forma Debt Service:  as of any date of
          -------------------------------------------
determination, the highest total amount payable by the Company and the Restricted Subsidiaries on a consolidated basis, during any period of four consecutive fiscal quarters, commencing with the fiscal quarter in which such date of determination occurs and ending on the maturity date of the Notes, in respect of scheduled principal payments and all interest charges with respect to all Indebtedness of the Company and the Restricted Subsidiaries outstanding or to be outstanding, after giving effect to any Indebtedness proposed to be incurred on such date and to the substantially concurrent repayment of any other Indebtedness, and (a) including actual payments under Capital Lease
                   -
obligations, (b) assuming, in the case of Indebtedness (other than Indebtedness
              -
incurred under the Bank Credit Facilities) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate in effect on such date will remain in effect throughout such period, (c) assuming in the case
                                                         -
of Indebtedness incurred under the Bank Credit Facilities, that (1) the interest
                                                                 -
payments payable during such four consecutive calendar quarters next succeeding the date of determination will equal the actual interest payments associated with the Bank Credit Facilities during the most recent four fiscal quarters,

(2) except for the twelve-month period immediately prior to the termination or
 -
final maturity thereof (unless extended or renewed) no principal payments will be made under the Working Capital Facility and (3) principal payments relating
                                                -
to the Initial Acquisition Facility will become due based on the assumption that the conversion to the fixed amortization schedule pursuant to Sections 2.01(c) and 2.01(g) of the Bank Credit Facilities, (d) treating the principal amount of
                                            -
all Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement (other than the Bank Credit Facilities) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended and (e) including any other designated debt
                                       -
repayments due within twelve months from such date of determination.

          Memorandum:  the meaning specified in Section 5.4.
          ----------

          MLP Agreement:  the Agreement of Limited Partnership of Star Gas
          -------------
Partners, L.P., dated as of December 20,1995, as amended from time to time.

          Mortgage(s):  the separate mortgage, security agreement and fixture
          -----------
filings among the Company, the General Partner and the Trustee, substantially in the form of Exhibit D1 to the 1995 Note Agreements, as amended from time to time.

          Mortgaged Property:  collectively, the properties referred to as the
          ------------------
"Mortgaged Property" in the Mortgages or as the "Collateral" under the Company Security Agreement and as the "Security" in the Trust Agreement.

          Multiemployer Plan:  a Plan which is a "multiemployer plan" within the
          ------------------
meaning of Section 4001(a)(3) of ERISA.

          1995 Note Agreements:  the separate Note Agreements, each dated as of
          --------------------
December 13, 1995, between the Company and the respective purchasers listed in the Schedule of Purchasers attached thereto.

          1995 Notes:  the 8.04% First Mortgage Notes due September 15, 2009 of
          ----------
the Company issued pursuant to the Note Agreements in an original aggregate principal amount of $85,000,000.

          Non-Related Subsidiaries:  Subsidiaries of Petro other than (i) the
          ------------------------                                     -
General Partner and (ii) any such Subsidiary which is a Related Person.
                     --

          Notes:  the meaning specified in Section 1.
          -----

          Officers' Certificate:  as to any corporation, a certificate executed
          ---------------------
on its behalf by the Chairman of the Board of Directors (if an officer) or its President or one of its Vice Presidents and its Treasurer, or Controller, or one of its Assistant Treasurers or Assistant Controllers, and, as to any partnership, a certificate executed on behalf of such partnership by its general partner in a manner which would qualify such certificate as an Officers' Certificate of such general partner hereunder.

          Operative Agreements:  this Agreement, the Notes, the Confirmation of
          --------------------
Parity Debt, the 1995 Note Agreements, the Bank Credit Facilities, the Security Documents, the Intercompany Notes, the Conveyance Agreements, the MLP Agreement and the Partnership Agreement.

          Parity Debt:  Indebtedness of the Company incurred in accordance with
          -----------
Section 10.1(b), 10.1(e), 10.1(f) or 10.1(i) and secured by the lien of the Security Documents in accordance with Section 10.2(h) or 10.2(i).

          Partnership Agreement:  the Agreement of Limited Partnership of the
          ---------------------
Company, as in effect on the date of the Closing, and as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof and Section 10.12 hereof.

          Partners Security Agreement:  the Pledge and Security Agreement among
          ---------------------------
the Public Partnership, the General Partner and the Trustee, dated as of December 13, 1995, as amended from time to time.

          PBGC:  the Pension Benefit Guaranty Corporation or any governmental
          ----
authority succeeding to any of its functions.

          Perfection Certificate:  a certificate from the Company in
          ----------------------
substantially the form attached hereto as Exhibit S to the 1995 Note Agreements.

          Permitted Banks:  the meaning specified in Section 10.3(a).
          ---------------

          Permitted Encumbrances:  the encumbrances and exceptions to title to
          ----------------------
the Assets described in the Security Documents.

          Permitted Exceptions:  the meaning specified in Section 5.8(a).
          --------------------

          Permitted Insurers:  insurers with ratings of A or better according to
          ------------------
Best's Insurance Reports or a comparable rating agency for insurance companies located outside of the

United States and Canada and with assets of no less than $500 million.

          Person:  a corporation, a firm, a joint venture, an association, a
          ------
partnership, an organization, a business, a trust or other entity or enterprise, an individual, a government or political subdivision thereof or a governmental agency, department or instrumentality.

          Petro:  Petroleum Heat and Power Co., Inc.,  a Minnesota corporation.
          -----

          Plan:  an "employee benefit plan" (as defined in Section 3(3) of
          ----
ERISA) subject to Title IV of ERISA which is or has been established or maintained, or to which contributions are or have been made, by the General Partner, the Company or any Related Person or to which the General Partner, the Company or any Related Person is or has been obligated to contribute, or an employee benefit plan as to which the General Partner, the Company or any Related Person could be treated as a contributory sponsor under Section 4069 or
Section 4212 of ERISA if such plan were terminated.

          Potential Event of Default:  any condition or event which, with notice
          --------------------------
or lapse of time or both, would become an Event of Default.

          Public Partnership:  Star Gas Partners, L.P., a Delaware limited
          ------------------
partnership.

          Purchase Money Lien:  the meaning specified in Section 10.2(j).
          -------------------

          QPAM Exemption:  the meaning specified in Section 6.2(c).
          --------------

          RCRA:  the Federal Resource Conservation and Recovery Act, as amended.
          ----

          Registration Statement:  the Registration Statement on Form S-1 under
          ----------------------
the Securities Act of 1933, as amended, of the Public Partnership (Registration Number 333-40855) as declared effective by the Securities and Exchange Commission on December 15, 1997, and any and all post-effective amendments thereto.

          Reinvestment Yield:  with respect to the Called Principal of any Note,
          ------------------
the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New
                                  -
York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable,
(ii) the Treasury constant maturity series yields reported, for the latest day
 --
for which such yields shall have been so reported as of the Business Date next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S.
                                                          -
Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported to
                        -
various maturities.

          Related Person:  any trade or business, whether or not incorporated,
          --------------
which, as of any date of determination, would be treated as a single employer together with the General Partner or the Company under Section 414 of the Code.

          Remaining Average Life:  with respect to the Called Principal of any
          ----------------------
Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained
             -                              --
by multiplying (a) each Remaining Scheduled Payment of such Called Principal
                -
(but not of interest thereon) by (b) the number of years (calculated to the
                                  -
nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          Remaining Scheduled Payments:  with respect to the Called Principal of
          ----------------------------
any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments
--------
are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 9 or 11.

          Required Holders:  the holders of at least 66-2/3% in principal amount
          ----------------
of the Notes at the time outstanding.

          Responsible Officer: the President, any Vice President, the Chief
          -------------------
Financial Officer, the Treasurer and the Secretary of the general partner of the Company and any other officer of the general partner of the Company who is responsible for compliance with or performance of any obligation under this Agreement or the other Operative Agreements and any employee of the Company or any employee or officer of Petro performing any of the above functions.

          Restricted Payment:  as to any Person, (a) any payment, dividend or
          ------------------                      -
other distribution, direct or indirect, in respect of any partnership interest (general or limited) in, or on account of any shares of any class of stock of, such Person, except a distribution payable solely in additional partnership interests in, or shares of stock of, such Person, and (b) any payment, direct or
                                                       -
indirect, on account of the redemption, retirement, purchase or other acquisition of any partnership interest in, or any shares of any class of stock of, such Person now or hereafter outstanding or of any warrants, rights or options to acquire any such shares, except to the extent that the consideration therefor consists of shares of stock of such Person.

          Restricted Subsidiary:  any Wholly Owned Subsidiary of the Company (a)
          ---------------------                                               -
organized under the laws of the United States of America or any state thereof or the District of Columbia, (b) none of the capital stock or ownership interests
                           -
of which is owned by Unrestricted Subsidiaries, (c) substantially all of the
                                                 -
operating assets of which are located in, and substantially all of the business of which is conducted within the United States and which business consists of the wholesale and retail sale, distribution and storage of propane gas and related petroleum derivative products and/or the related retail sale of supplies and equipment, including home appliances, and (d) designated by the Company as a
                                               -
Restricted Subsidiary in Schedule 13 or at a subsequent date; provided, however,
                                                              --------  -------
that (i) to the extent a newly formed or acquired Wholly Owned Subsidiary
      -
satisfying the requirements of the foregoing clauses (a), (b) and (c) is not declared either a Restricted Subsidiary or an Unrestricted Subsidiary within 90 days of its formation or acquisition, such Wholly Owned Subsidiary shall be deemed a Restricted Subsidiary and (ii) a Restricted Subsidiary may be
                                    --
designated as an Unrestricted Subsidiary in accordance with the provisions of
Section 10.19(a).

          Security Documents:  the Trust Agreement, the Mortgage(s), the
          ------------------
Company Security Agreement, the General Partner Guarantee Agreement, the Subsidiary Guarantee Agreement, the Partners Security Agreement, the Perfection Certificate, the Lockbox Agreements, the Cash Collateral Agreement, and all other security agreements and documents and instruments executed and delivered in order to secure the Indebtedness and/or perfect the Liens referred to in the Trust Agreement.

          Settlement Date:  shall mean, with respect to the Called Principal of
          ---------------
any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 9.2, 9.3 or 9.4 or
is declared to be or becomes immediately due and payable pursuant to Section 11, as the context requires.

          Subordinated Units:  as defined in the MLP Agreement.
          ------------------

          Subsidiary:  any corporation, association, partnership, joint venture
          ----------
or other business entity at least a majority (by number of votes) of the stock of any class or classes (or equivalent interests) of which is at the time owned by the Company or by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of
                                            -
contingencies, entitled to vote for the election of a majority of the directors (or Persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of
    -
the majority of the directors (or Persons performing similar functions) of such business entity, whether or not the right so to vote exists by reason of the happening of a contingency. Unless the context otherwise requires, any reference to a Subsidiary shall mean a Subsidiary of the Company.

          Subsidiary Guarantee Agreement:  the Guarantee Agreement among the
          ------------------------------
Restricted Subsidiaries and the Trustee, dated as of December 13, 1995, as amended from time to time.

          Substantial Portion:  the meaning specified in Section 7(a).
          -------------------

          Supplemental Agreement:  an agreement between a Restricted Subsidiary
          ----------------------
and the Trustee in the form attached as Exhibit U to the 1995 Note Agreements, as amended from time to time.

          Trust Agreement:  the Intercreditor and Trust Agreement, dated as of
          ---------------
December 13, 1995, among the Company, the General Partner, the Public Partnership, the Restricted Subsidiaries, the Trustee, the purchasers of the 1995 Notes, the Administrative Agent, the Documentation Agent and the Banks, as amended from time to time.

          Trustee:  Marine Midland Bank, as Trustee under the Trust Agreement
          -------
and its successors and assigns thereunder.

          Underwriters:  the underwriters named in the Underwriting Agreement.
          ------------

          Underwriting Agreement:  the Underwriting Agreement, dated December
          ----------------------
14, 1995, among the Public Partnership, the General Partner, the Company and the Underwriters, relating to securities of the Public Partnership registered under the Registration Statement.

          Uniform Commercial Code:  the Uniform Commercial Code or similar
          -----------------------
statute in effect from time to time in any jurisdiction.

          Units:  the units issued and sold by the Public Partnership pursuant
          -----
to the Underwriting Agreement, representing preference limited partner interests in the Public Partnership.

          Unrestricted Subsidiary: any Wholly Owned Subsidiary other than a
          -----------------------
Restricted Subsidiary which is organized under the laws of the United States of America or any state thereof or the District of Columbia and substantially all of the operating assets of which are located in, and substantially all of the business of which is conducted within the United States and which business consists of the wholesale and retail sale, distribution and storage of propane gas and related petroleum derivative products and the related retail sale of supplies and equipment, including home appliances.

          Wholly-Owned:  as applied to any Subsidiary, a Subsidiary all of the
          ------------
outstanding shares (other than directors' qualifying shares, if required by law) of every class of stock or other equity interests of which are at the time owned by the Company or by one or more Wholly-Owned Subsidiaries or by the Company and one or more Wholly-Owned Subsidiaries.

          Working Capital Facility:  that Working Capital Facility  under the
          ------------------------
Bank Credit Facilities which shall permit borrowings thereunder in aggregate amount outstanding at any time no greater than as permitted by Section 10.1(e) and which shall be secured by the Mortgaged Property pursuant to the Security Documents and any extension, renewal, refunding or replacement thereof otherwise permitted to be incurred and outstanding under Section 10.1.

SECTION 14.     REGISTRATION, TRANSFER AND SUBSTITUTION OF NOTES.

          14.1.  Note Register; Ownership of Notes.  Any Notes issued in
                 ---------------------------------
substantially the form of Exhibit A are in "registered form". The Company will keep at its principal office a register in which the Company will provide for the registration of Notes in registered form and the registration of transfers of Notes in registered form. The Company may treat the Person in whose name any
Note is registered on such register as the owner thereof for the purpose of receiving payment of the principal of and the Make Whole Amount, if any, and interest on such Note and for all other purposes, whether or not such Note shall be overdue, and the Company shall not be affected by any notice to the contrary. All references in this Agreement or in a Note to a "holder" of any

Note shall mean the Person in whose name such Note is at the time registered on such register.

          14.2.  Transfer and Exchange of Notes.  Upon surrender of any Note for
                 ------------------------------
registration of transfer or for exchange to the Company at its principal office, the Company at its expense will execute and deliver in exchange therefor a new Note or Notes in denominations of at least $100,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than, $100,000), as requested by the holder or transferee, which aggregate the unpaid principal amount of such surrendered Note. Each such new Note shall be in registered form. Each such Note shall be dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor, and shall be registered in the name or names of such Person as such holder or transferee may request. Any
Note in lieu of which any such new Note has been executed and delivered shall not be deemed to be an outstanding Note for any purpose of this Agreement.

          14.3.  Replacement of Notes.  Upon receipt of evidence reasonably
                 --------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note held by you or another institutional holder or your or its nominee, of an indemnity agreement from you or such other holder), or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of this Agreement.

          14.4.  Notes Held by Company, etc., Deemed Not Outstanding.  For the
                 ---------------------------------------------------
purposes of determining whether the holders of the Notes of the requisite principal amount at the time outstanding have taken any action authorized by this Agreement or any other Operative Agreement with respect to the giving of consents or approvals or with respect to the acceleration upon an Event of Default, any Notes directly or indirectly owned by the Company, the general partner of the Company or any of their respective Affiliates shall be disregarded and deemed not to be outstanding.

SECTION 15.     PAYMENTS ON NOTES.

          15.1.  Place of Payment.  Payments of principal, Make Whole Amount, if
                 ----------------
any, and interest becoming due and payable on the Notes shall be made at the principal office of the Trustee, in the Borough of Manhattan, the City and State of New York, unless the Company, by written notice to each holder of any Notes, shall designate the principal office of another bank or trust company in such Borough as such place of payment, in which case the principal office of such other bank or trust company shall thereafter be such place of payment.

          15.2.  Home Office Payment.  So long as you or your nominee shall be
                 -------------------
the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make Whole Amount, if any, and interest no later than 12:00 noon (New York City time) and by the method and at the address specified for such purpose in Schedule A, or by such other reasonable method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall, after such payment or prepayment in full, be surrendered to the Company at its principal office or at the place of payment maintained by the Company pursuant to Section 15.1 for cancellation. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any institutional investor which is the direct or indirect transferee of any Note purchased by you under this Agreement and which has made the same agreement relating to such Note as you have made in this Section 15.2.

SECTION 16.     EXPENSES, INDEMNIFICATION, ETC.

          (a) Whether or not the transactions contemplated hereby shall be consummated, the Company will pay all expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Operative Agreements, the Security Documents or the Notes, including, without limitation:
(i) the cost and expenses of preparing and reproducing this Agreement, the
 -
Operative Agreements, the Security Documents and the Notes, of furnishing all opinions by counsel for the Company or the general partner of the Company (including any opinions requested by your special counsel, Debevoise & Plimpton, as to any legal matter arising hereunder)
and all certificates on behalf of the Company or the general partner of the Company, and of the Company's or the general partner of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (ii) the cost of delivering
                                                      --
to your principal office, insured to your satisfaction, the Notes sold to you hereunder and any Notes delivered to you upon any substitution thereof pursuant to Section 14 and of your delivering any Notes, insured to your satisfaction, upon any such substitution; (iii) the fees, expenses and disbursements of your
                             ---
special counsel, Debevoise & Plimpton and your local counsel in connection with such transactions and any such amendments or waivers; (iv) the costs and
                                                       --
expenses, including attorneys' fees, incurred by you or any subsequent holder of a Note in enforcing (or determining whether or how to enforce) any rights under this Agreement, any other Operative Agreement or the Notes or in responding to any subpoena or other legal process in connection with this Agreement or the transactions contemplated hereby or by reason of you or any subsequent holder of Notes having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case; (v) the cost and expenses of obtaining a
                                  -
Private Placement Number for the Notes; and (vi) the reasonable out-of-pocket
                                             --
expenses incurred by you in connection with such transactions and any such amendments or waivers. The Company also will pay, and will save you and each holder of any Notes harmless from, all claims in respect of the fees, if any, of brokers and finders (unless engaged by you) and any and all liabilities with respect to any taxes (including interest and penalties) which may be payable in respect of the execution and delivery hereof, the issue of the Notes hereunder and any amendment or waiver under or in respect hereof or of the Notes. In furtherance of the foregoing, on the date of the Closing the Company will pay the fees and disbursements of your special counsel which are reflected as unpaid in the statement of Debevoise & Plimpton, your special counsel, delivered to the Company prior to the date of the Closing; and thereafter the Company will pay, promptly upon receipt of supplemental statements therefor from time to time, additional fees, if any, and disbursements of your special counsel in connection with the transactions hereby contemplated (including unposted disbursements as of the date of the Closing).

          (b) The Company will protect, indemnify and save harmless the Trustee and each present, future and former holder of any Note and their respective officers, directors, trustees, employees, agents and representatives (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (a) ownership of the
                                                     -
Mortgaged Property, or
any interest therein, or receipt of any rent or other sum therefrom, (b) any
                                                                      -
accident or injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof, (c) any use,
                                                                   -
non-use or condition of the Mortgaged Property or any part thereof, (d) any
                                                                     -
failure on the part of the Company, the General Partner or any of their respective Subsidiaries or Affiliates to perform or comply with any of the terms of this Agreement or any other Operative Agreement, (e) the performance of any
                                                     -
labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, (f) any negligence or
                                                        -
tortious act on the part of the Company, the General Partner, any of their respective Subsidiaries or Affiliates or any of their respective agents, contractors, sublessees, licensees or invitees, (g) any work in connection with
                                                 -
any alterations, changes or construction of the Mortgaged Property, (h) any
                                                                     -
other relationship that has arisen or may arise between the Company, the General Partner or any of their respective Subsidiaries or Affiliates and the Indemnified Parties or the Mortgaged Property as a result of the delivery or performance of this Agreement, any other Operative Agreement or any action contemplated hereby or thereby or by any other document executed in connection herewith or therewith, (i) the presence or removal, or the discharge, spillage,
                        -
leakage, emission, release, threat of release or disposal, of any Hazardous Substances on, under, about or from the Mortgaged Property or the noncompliance with any Legal Requirement relating thereto, whether arising prior to the issuance of the Notes or at any time thereafter and whether or not the Company, the General Partner or any of their respective Subsidiaries or Affiliates is responsible therefor or (j) the holding of, or any interest in, any sum
                         -
deposited or paid under this Agreement, the Notes or any other Operative Agreement, provided that nothing contained herein shall be deemed to require the
           --------
Company to indemnify the Indemnified Parties for conditions (other than matters covered by clause (f) above) first occurring subsequent to the earlier of (x)
                                                                           -
the taking of exclusive possession and control of the Mortgaged Property for operational purposes pursuant to Section 21.10 of the Mortgages or Section 6.03 of the Company Security Agreement, or (y) the foreclosure of the lien under any
                                       -
Security Document and the transfer of title to the Trustee.

          In case any action, claim, suit or proceeding is brought against an Indemnified Party by reason of any such occurrence, the Company may, and upon the request of such Indemnified Party will, at the Company's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel designated by the Company and reasonably satisfactory to the Indemnified Party, as the case may be, provided that any Indemnified Party shall be entitled to participate in
        --------
any such action, suit or proceeding with counsel of its own choice but at its own expense. In any event, if the Company fails to assume the defense within a reasonable time after any such request, the Indemnified Party may assume such defense or other indemnification obligation and the fees and expenses of its attorney will be paid by the Company. The obligations of the Company under this Section 16 shall survive any termination or satisfaction of this Agreement. Any amounts payable to any Indemnified Party under this Section 16 which are not paid within 15 days after written demand therefor by any Indemnified Party shall bear interest at the rate of 9.17% per annum from the date of such demand. In the event that the Company shall be required to pay any indemnity under this Section 16, the Company shall pay the Indemnified Party an amount which, after deduction of all taxes required to be paid by such Indemnified Party in respect of the receipt or accrual thereof (after giving credit for any savings in respect of any such taxes by reason of deductions, credits or allowances in respect of the payment of the expense indemnified against, and of any other such taxes), shall be equal to the amount of such indemnity.

          (c) In connection with the Closing, the General Partner and the Company are requesting that you make available for funding an amount equal to the principal amount specified opposite your name in Schedule A. If, for any reason, on the date scheduled by the General Partner and the Company as the date for the Closing, (i) the closing conditions are not satisfied by 11:00 a.m. on
                  -
such scheduled date, (ii) the General Partner and the Company do not, by 11:00
                      --
a.m. on such scheduled date reschedule such Closing for a subsequent date, and
(iii) the Closing in fact does not occur on such scheduled date, the General
----
Partner and the Company will protect, indemnify and hold you harmless from and against any and all losses resulting from your failure or inability to invest on the scheduled date for the Closing the purchase price of the Notes to be purchased by you, for the period ending on the next following Business Day at a rate of interest equal to or greater than the rate of interest on the Notes.

SECTION 17.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          All representations and warranties contained in this Agreement or the other Operative Agreements, or made in writing by or on behalf of the General Partner, the Company, the general partner of the Company or any of their Affiliates in connection with the transactions contemplated by this Agreement or the Operative Agreements, shall survive the execution and delivery of this Agreement and the other Operative Agreements, any investigation at any time made by you or on your behalf, the purchase of the Notes by you under this Agreement and any disposition or payment of the Notes. All statements contained in any certificate or other instrument delivered by or on behalf of the Company, any Restricted Subsidiary or the general partner of the

Company pursuant to this Agreement and/or the other Operative Agreements or in connection with any amendment, waiver or modification of this Agreement, any of the other Operative Agreements or the Notes shall be deemed representations and warranties of the Company under this Agreement.

SECTION 18.     AMENDMENTS AND WAIVERS.

          Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Required Holders, provided
                                                                       --------
that, without the prior written consent of the holders of all the Notes at the time outstanding, no such amendment or waiver shall (a) change the maturity or
                                                     -
the principal amount of, or change the rate of interest or the time of payment of interest on, or change the amount or the time of payment of any principal or Make Whole Amount payable on any prepayment of, any Note, (b) release any Lien
                                                           -
against the Mortgaged Property for the benefit of the holders of the Notes, (c)
                                                                             -
reduce the aforesaid percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or change the rights of the Purchasers with respect thereto, (d) change the percentage of the
                                                -
principal amount of the Notes the holders of which may declare the Notes to be due and payable as provided in Section 11 or change the rights of the Purchasers with respect thereto, (e) decrease the percentage of the principal amount of the
                       -
Notes the holders of which may rescind and annul any such declaration as provided in Section 11 or (f) modify the provisions of Section 9.8. Any
                           -
amendment or waiver effected in accordance with this Section 18 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company.

SECTION 19.     NOTICES, ETC.

          Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered by hand, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed, (a) if to you, at the address set
                                                -
forth in Schedule A or at such other address as you shall have furnished to the Company in writing, except as otherwise provided in Section 15.2 with respect to payments on Notes held by you or your nominee, or (b) if to any other holder
                                                      -
of any Note, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Note who has furnished an address to the Company, or (c) if to the Company, at 2187 Atlantic
                                         -
Street, Stamford, Connecticut, 06902 to the attention of Secretary, Star Gas Propane, L.P., with a copy to Vice President-Finance, Star Gas

Corporation, at the address listed immediately above, or at such other address, or to the attention of such other officer, as the Company shall have furnished to you and each such other holder in writing. Any notice so addressed and mailed shall be deemed to be given three Business Days after being so mailed.

SECTION 20.     REPRODUCTION OF DOCUMENTS.

          This Agreement, each Operative Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and notifications
                                         -
which may hereafter be executed, (b) documents received by you at the Closing
                                  -
(except the Notes themselves), and (c) financial statements, certificates and
                                    -
other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each of the General Partner and the Company agrees and stipulates that, to the extent permitted by applicable law, any such repro-duction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 21.     ADJUSTMENT OF INTEREST RATE.

          In the event that the Notes receive a rating below Investment Grade in a rating of the Notes conducted by an Approved Rating Agency pursuant to subdivision (ii)(z) or (iii)(z) of Section 10.7(a) or Section 10.20, the interest rate payable by the Company on the Notes shall be increased by 150 basis points effective from the date of the event giving rise to the requirement that such rating be obtained until such date an Approved Rating Agency gives the Notes a rating equivalent to or higher than Investment Grade.

SECTION 22.     MISCELLANEOUS.

          This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Notes or any part thereof. Except as stated in Section 17, this Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SECTION 23.     SUBMISSION TO JURISDICTION

          For the purpose of assuring that any holder of Notes may enforce its rights under this Agreement and the Notes, each of the General Partner and the Company, for itself and its successors and assigns, hereby, to the fullest extent permitted by applicable law, irrevocably (a) agrees that any legal or
                                                 -
equitable action, suit or proceeding brought against it arising out of or relating to this Agreement or any transaction contemplated hereby or the subject matter of any of the foregoing or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be instituted in any state or federal court sitting in the State of New York, (b) waives any objection
                                                    -
which it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in any such court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum, or any right to require the proceeding to be conducted in any other jurisdiction by reason of its present or future domicile, (c) irrevocably
                                                           -
submits itself to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction sitting in the State of New York for purposes of any such action, suit or proceeding, and (d) irrevocably waives any immunity from
                                      -
jurisdiction to which it might otherwise be entitled in any such action, suit or proceeding which may be instituted in any state or federal court sitting in the State of New York, and irrevocably waives any immunity from, or objection to, the maintaining of an action against it to enforce any judgment for money obtained in any such action, suit or proceeding and any immunity from execution.

SECTION 24.     WAIVER OF JURY TRIAL.

          EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

SECTION 25.     GOVERNING LAW.

          THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE CITY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA. THIS AGREEMENT AND (UNLESS OTHERWISE EXPRESSLY PROVIDED) ALL AMENDMENTS AND SUPPLEMENTS TO, AND ALL CONSENTS AND WAIVERS PURSUANT TO, THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS

OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.

                                        Very truly yours,

                                        STAR GAS PROPANE, L.P.

                                        By: STAR GAS CORPORATION,
                                               General Partner


                                        By:
                                           -------------------------------
                                           Title:


                                        The foregoing Agreement is hereby
                                        accepted and agreed to as of the
                                        date first above written.


                                        THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY


                                        By:
                                           -------------------------------
                                           Title:

                                                                    Exhibit A
                                                                       to
                                                                  Note Agreement

                                  Exhibit A1
                                  ----------

  THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE TRUST AGREEMENT (AS DEFINED IN THE NOTE AGREEMENT), WHICH TRUST AGREEMENT, AMONG OTHER THINGS, ESTABLISHES CERTAIN RIGHTS WITH RESPECT TO THE SECURITY FOR THIS NOTE AND THE SHARING OF PROCEEDS THEREOF WITH CERTAIN OTHER SECURED CREDITORS. COPIES OF SUCH TRUST AGREEMENT WILL BE FURNISHED TO ANY HOLDER OF THIS NOTE UPON REQUEST TO THE COMPANY.


                             Star Gas Propane, L.P.

               7.17% First Mortgage Notes due September 15, 2010

                      Private Placement No.:  85513@ AB 5


  No. R-                                                          New York, N.Y.
  $                                                            ___________, ____

            Star Gas Propane, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________, or registered assigns, the principal amount of $_______________ on September 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate equal to 7.17% per annum, from the date hereof through and including September 15, 2010, such interest to be payable semiannually on each March 15 and September 15 after the date hereof, commencing on March 15, 1998, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue interest, at a rate equal to 9.17% per annum, until paid, payable semiannually as aforesaid or, at the option of the holder hereof, on demand. Subject to
  Section 15.2 of the Note Agreement referred to below, payments of principal, premium, if any, and interest on this Note shall be made in lawful money of the United States of America at the principal office of the Trustee (as defined below), in the Borough of Manhattan, the City and State of New York, or at such other office or agency in such Borough as the Company shall have designated by written notice to the holder of this Note as provided in such Note Agreement.

            This Note is one of the Company's 7.17% First Mortgage Notes due September 15, 2010 (the "Notes"), originally issued in the aggregate principal amount of $11,000,000.00 pursuant to the Note Agreement, dated as of January 22, 1998, between the Company and The Northwestern Mutual Life Insurance Company (the "Note Agreement"). The holder of this Note is entitled to the benefits of such Note Agreement and the holder may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

            The Notes are entitled to the benefits of certain security held by Marine Midland Bank or its successors acting as trustee (the "Trustee") under the Intercreditor and Trust Agreement (the "Trust Agreement"), dated as of December 13, 1995, among the Trustee, the holders of the 1995 Notes, the Company and the Restricted Subsidiaries, the Administrative Agent, the Documentation Agent and the Banks (as such terms are defined or referred to in the Note Agreement). Reference is made to the Trust Agreement for a description of such security.

            This Note is a Note in registered form and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered on the register kept by the Company as provided in such Note Agreement as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

            The Notes are subject to required and optional prepayment, in whole or in part, in certain cases with a premium and in other cases without a premium, all as specified in such Note Agreement.

            In case an Event of Default, as defined in such Note Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in such Note Agreement.

            THIS NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                        STAR GAS PROPANE, L.P.

                                        By: STAR GAS CORPORATION


                                        By_________________________
                                            Name:
                                            Title:

                                                                       Exhibit C

                        Form of Subordination Provisions
                        --------------------------------


          Set forth in the form of Intercompany Note attached hereto.

                                     - i -